UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
BridgeBio Pharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BridgeBio Pharma, Inc.
3160 Porter Drive, Suite 250,
Palo Alto, CA 94304
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 20, 2025, at 9:00 a.m. Pacific Time
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BridgeBio Pharma, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on Friday, June 20, 2025, at 9:00 a.m. (Pacific time), via live audio webcast at www.virtualshareholdermeeting.com/BBIO2025 for the following purposes:
1.
To elect five (5) nominees for director, Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D. to serve as Class III directors to hold office until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of our named executive officers (NEOs), as disclosed in the Proxy Statement.
3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
4.
To approve an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

5.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law.

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.
7.	To transact such other business as may properly be brought before the Annual Meeting
These items of business are more fully described in this Proxy Statement.
Proposal 1 relates solely to the election of directors nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.
The Board of Directors has fixed the close of business on Monday, April 21, 2025, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.
We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. On or about   , 2025, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials and our 2024 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2024 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2024 Annual Report on Form 10-K by mail. This process allows us to provide our stockholders with the information that they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone, or if you received proxy materials by mail, by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you virtually attend the Annual Meeting and electronically submit to the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your earlier submitted proxy will not be used.

By Order of the Board of Directors
BridgeBio Pharma, Inc.

Neil Kumar
Chief Executive Officer

Palo Alto, California
, 2025

Your vote is important, whether or not you expect to attend the Annual Meeting. You are urged to vote either via the Internet or telephone, or, if you received proxy materials by mail, by mail by returning a signed and dated copy of the enclosed proxy card using the enclosed envelope. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

PROXY STATEMENT	1
PROPOSAL 1—ELECTION OF DIRECTORS	7
EXECUTIVE OFFICERS	21
EXECUTIVE COMPENSATION	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	47
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	49
PROPOSAL 2—NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	52
PROPOSAL 3—RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
AUDIT COMMITTEE REPORT	55
PROPOSAL 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF 2021 AMENDED AND RESTATED BRIDGEBIO PHARMA, INC. STOCK OPTION AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 5,000,000 SHARES	56
PROPOSAL 5—APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION	65
PROPOSAL 6—APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES TO APPROVE ANY OF THE ABOVE PROPOSALS	67
HOUSEHOLDING OF PROXY MATERIALS	68
OTHER MATTERS	69
EXHIBIT A—2021 SECOND AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN	A-1
EXHIBIT B—AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	B-1

i

BRIDGEBIO PHARMA, INC. PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
June 20, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING
General
This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies for use prior to or at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BridgeBio Pharma, Inc. (the “Company” or “BridgeBio”), a Delaware corporation, to be held virtually at 9:00 a.m., Pacific time, on Friday, June 20, 2025, and at any adjournments or postponements thereof for the following purposes:
1.
To elect five (5) nominees for directors, Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D., to serve as Class III directors to hold office until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement.
3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.
4.
To approve an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares.

5.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to include an officer exculpation provision that limits the liability of certain of our officers as permitted under current Delaware law.

6.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals.
7.	To transact such other business as may properly be brought before the Annual Meeting.
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting, and any adjournment or postponement of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.
You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BBIO2025. You will need to have your 16-digit control number included on your proxy card to join the Annual Meeting.
Solicitation
This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to stockholders.
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting, and any adjournment or postponement of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of April 21, 2025 (the “Record

Date”). The mailing of the Notice to our stockholders is scheduled to begin on or about   , 2025. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2025 Annual Meeting of Stockholders, this proxy statement and our 2024 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail. The Notice also provides voting instructions.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 20, 2025:
The Proxy Statement, the accompanying proxy card or voting instruction card and the Company’s 2024 Annual Report on Form 10-K (the “Annual Report”) are available electronically at www.proxyvote.com.
In addition, stockholders may request to receive the proxy materials in printed form by mail or electronically by email on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2025 Annual Meeting of Stockholders, this proxy statement and our 2024 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.
Voting Rights and Outstanding Shares
Only holders of record of our common stock as of the close of business on April 21, 2025, are entitled to receive notice of, and to vote at, the Annual Meeting. Each holder of common stock will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. At the close of business on April 21, 2025, there were     shares of common stock issued and outstanding and eligible to vote.
A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the shares of our common stock entitled to vote (present virtually or represented by proxy) will constitute a quorum. We will appoint an inspector of elections for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or virtually at the Annual Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.
Votes Required for Each Proposal
To elect our directors and approve the other proposals being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
To approve, on an advisory basis, the compensation of our named executive officers	Majority	No
Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025	Majority	Yes
Approval of an amendment and restatement of the 2021 Amended and Restated
BridgeBio Pharma, Inc. Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares	Majority	No
Approval of an amendment to our Amended and Restated Certificate of Incorporation to include an officer exculpation provision	Majority of Outstanding Shares	No
Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals	Majority	No

“Discretionary Voting Permitted” means that brokers, banks or other nominees that hold shares in “street name” for their customers will have the discretion to vote those shares with respect to certain matters if they have not received voting instructions from the beneficial owners. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters.
“Majority” means a majority of the votes properly cast for and against such matter.
“Majority of Outstanding Shares” means the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter.
“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the five (5) nominees receiving the highest number of affirmative votes properly cast “FOR” each such nominee will be elected as Class III directors.
The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:
Proposal One—Election of Directors. Under our bylaws, directors are elected by a plurality of the votes properly cast. If a quorum is present, the five (5) director nominees receiving the highest number of “FOR” votes, submitted virtually at the Annual Meeting or by proxy, will be elected as directors. You may vote “FOR” all nominees, “WITHHOLD” for all nominees, or “WITHHOLD” for any one or more nominees by specifying the name of the nominees on your proxy card. Proposal One is not considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Withheld votes and broker non-votes will have no effect on the outcome of the election of the directors. If nominees are unopposed, election requires only a single “FOR” vote.
Proposal Two—To approve, on an advisory basis, the compensation of our named executive officers. Approval of this non-binding advisory proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. Proposal Two is not considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker non-votes will have no effect on the outcome of the non-binding, advisory vote to approve the compensation of our named executive officers.
Proposal Three—Approval of the Ratification of the selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. Proposal Three is considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee), your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker non-votes on this proposal; however, any broker non-votes will have no effect on the proposal.
Proposal Four—Approval of an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. Proposal Four is not considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker non-votes will have no effect on the proposal.
Proposal Five—Approval of an amendment to our Amended and Restated Certificate of Incorporation to include an officer exculpation provision. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions are considered shares present and entitled to vote on this proposal and therefor an abstention will have the same effect as a vote “AGAINST” this proposal. Proposal Five is not considered to be a “routine” item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker non-votes have the same effect as a vote “AGAINST” this proposal.
Proposal Six—Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve any of the above proposals. Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter, and the abstention will have no effect on the proposal. Proposal Six is not considered to be a routine item, so if you are a beneficial owner (on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee) and you do not instruct your broker, bank or other nominee how to vote with respect to this proposal, your broker, bank or other nominee may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker non-votes will have no effect on the proposal.
We request that you vote your shares by proxy following the methods as instructed by the Notice: over the Internet, by telephone or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR: (i) the election of all of the Company’s five (5) nominees as directors; (ii) the non-binding, advisory vote to approve the compensation of our named executive officers; (iii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025; (iv) the approval of an amendment and restatement of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares; and (v) the approval of an amendment to our Amended and Restated Certificate of Incorporation to include an officer exculpation provision, and (vi) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.
Voting by Proxy Over the Internet or by Telephone
Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by telephone are set forth on the Notice. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on Thursday, June 19, 2025. The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.
If you are a stockholder of record as of April 21, 2025, you may vote online by attending the virtual Annual Meeting and following the instructions posted at www.virtualshareholdermeeting.com/BBIO2025. If you hold your shares through a bank, broker or other nominee and do not have a 16-digit control number but wish to vote online at the meeting, you must contact your broker, bank or other nominee so that you can be provided with a control number or legal proxy.
Those without a control number may attend as guests of the Annual Meeting. Guests will not have the option to vote or ask questions during the meeting.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this Proxy Statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.
Attending the Annual Meeting
This year’s Annual Meeting will be held entirely online to facilitate increased shareholder participation. You will be able to attend the Annual Meeting online by accessing www.virtualshareholdermeeting.com/BBIO2025.
To join the Annual Meeting as a stockholder, you will need to have your 16-digit control number, which can be found on the Notice, voting instruction form or proxy card you received. If your shares are held in “street name” through a broker, bank or other nominee and you do not have a 16-digit control number, you must contact such broker, bank or nominee so that you can be provided with a control number or legal proxy. Those without a control number may attend as guests of the Annual Meeting but will not have the option to vote or ask questions during the meeting.
Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions
To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/BBIO2025. To participate as a stockholder, you will need your 16-digit control number, which can be found on the Notice, voting instruction form or proxy card you received. In the event that you hold your shares through a bank, broker or other nominee and do not have a control number, please contact such broker, bank or other nominee as soon as possible, so that you can be provided with a control number or legal proxy and gain access to the meeting. Those without a control number may attend as guests of the Annual Meeting but will not have the option to vote or ask questions during the meeting.
Submitting Questions at the Virtual Annual Meeting
If you have logged into the Annual Meeting using your 16-digit control number and wish to ask a question during the meeting, you may do so on the virtual meeting website by typing your question into the “Ask a Question” field, and clicking “Submit.” Those without a control number will not have the option to ask questions during the meeting.
If questions submitted are repetitive as to a particular topic, the Chair of the meeting may limit discussion on such topic. During the formal portion of the meeting, all questions presented should relate directly to the proposal under discussion. We will also hold a question and answer period at the end of the meeting, as time permits, during which time we welcome questions not relating to specific proposals.
For further details, please review the Annual Meeting’s Rules of Conduct, which will be posted on www.virtualshareholdermeeting.com/BBIO2025 during the Annual Meeting.
Annual Meeting Technical Assistance
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Availability of Live Webcast to Team Members and Other Constituents
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
Revocability of Proxies
Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then virtually attend the Annual Meeting and desire to vote are requested to notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to Damian Wilmot, Secretary, c/o BridgeBio Pharma, Inc., at the address of our principal executive offices at 3160 Porter Drive, Suite 250, Palo Alto, CA 94304. Our telephone number is (650) 391-9740. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.
Stockholder Proposals to be Presented at the Next Annual Meeting
Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) may submit proposals to the Board of Directors to be presented at the 2026 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than December 26, 2025 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. We also encourage you to submit any such proposals via email to ir@bridgebio.com. If the date of the 2026 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 22, 2026.
Our Amended and Restated Bylaws (“Bylaws”) also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 20, 2026, and no later than March 22, 2026. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2026.
The Board of Directors, a designated committee thereof or the chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

PROPOSAL 1
ELECTION OF DIRECTORS
General
Our amended and restated certificate of incorporation provides for a Board of Directors that is divided into three classes. The term for each class is three years, staggered over time. The terms of the Class III directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, or the Nominating and Corporate Governance Committee, the Board of Directors’ nominees for election by the stockholders are the current Class III members: Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D. If elected, each nominee will serve as a director until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal.
Our Board of Directors is currently comprised of fourteen (14) members. If each of the Class III director nominees is elected at the Annual Meeting, the composition of our Board of Directors will be as follows: Class I: James C. Momtazee, Frank P. McCormick, Ph.D., F.R.S., D.Sc., Randal W. Scott, Ph.D. and Hannah A. Valantine, M.D.; Class II: Eric Aguiar, M.D., Jennifer E. Cook, Andrea J. Ellis, Fred Hassan and Ali J. Satvat; and Class III: Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels, and Andrew W. Lo, Ph.D.
In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the nominees designated below to serve until the date of the annual meeting of stockholders following the year ending December 31, 2027 and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Each nominee is currently a director. The Board of Directors expects that each nominee will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. The biographies of our directors and their ages as of March 31, 2025, are set forth below.

Name	Age	Position
Neil Kumar, Ph.D.	46	Chief Executive Officer and Director
Eric Aguiar, M.D.(1)	63	Director
Jennifer E. Cook(3)	59	Director
Douglas A. Dachille(1)(2)	60	Director
Ronald J. Daniels(3)	65	Director
Andrea J. Ellis(1)	39	Director
Fred Hassan(3)	79	Director and Lead Independent Director
Charles Homcy, M.D.	76	Director and Lead Director
Andrew W. Lo, Ph.D.(2)	64	Director
Frank P. McCormick, Ph.D., F.R.S., D.Sc.	74	Director
James C. Momtazee	53	Director
Ali J. Satvat(2)(3)	47	Director
Randal W. Scott, Ph.D.(1)	67	Director
Hannah A. Valantine, M.D.(2)	73	Director

(1)	Member of the Audit Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Compensation Committee
Nominees for Director
Class III:
The persons listed below are nominated for election to Class III of the Board of Directors to serve a three-year term ending on the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are elected and qualified, or until such director’s earlier death, resignation or removal.

The Board of Directors recommends that you vote FOR the following nominees.
Neil Kumar, Ph.D., is a co-founder and has served as our Chief Executive Officer and a member of our Board of Directors since April 2015. Dr. Kumar has also served as the Chief Executive Officer of our subsidiary, Eidos Therapeutics, Inc. (formerly Nasdaq: EIDX), a clinical-stage biopharmaceutical company, and a member of Eidos Therapeutics’ board of directors since March 2016. Prior to co-founding us, he served as the interim vice president of business development at MyoKardia, Inc. (formerly Nasdaq: MYOK, acquired by Bristol Myers Squibb), a clinical-stage biopharmaceutical company, from 2012 to 2014. Prior to that, Dr. Kumar served as a principal at Third Rock Ventures, a venture capital firm, from 2011 to 2014. Before joining Third Rock Ventures, he served as an associate principal at McKinsey & Company, a worldwide management consulting firm, from 2007 to 2011. Dr. Kumar has served as a member of the board of directors of LianBio (formerly Nasdaq: LIAN) since October 2019, and as executive chair of the board of managers of GondolaBio, LLC since August 2024. He received his B.S. and M.S. degrees in chemical engineering from Stanford University and received his Ph.D. in chemical engineering from the Massachusetts Institute of Technology. Dr. Kumar’s qualifications to serve on our Board of Directors include his role as our principal executive officer and his extensive experience as an executive officer of biotechnology companies.
Charles Homcy, M.D., has served as a member of our Board of Directors since November 2018, our Chairman of Pharmaceuticals since February 2019, and our Lead Director since February 2020. In 2010, Dr. Homcy joined Third Rock Ventures, a venture capital firm, where he currently serves on the Scientific Advisory Board. He served as president and chief executive officer of Portola Pharmaceuticals, Inc. (Nasdaq: PTLA), a clinical biotechnology company, since co-founding the company in 2003 until 2010. Prior to that, Dr. Homcy served as the president of research and development at Millennium Pharmaceuticals, Inc. (currently, Takeda Oncology), a biopharmaceutical company, following its acquisition of COR Therapeutics, Inc. in 2002. He joined COR Therapeutics, a biopharmaceutical company, in 1995 as executive vice president of research and development, and he served as a director of the company from 1998 to 2002. Dr. Homcy was a clinical professor of medicine at the University of California, San Francisco Medical School, and attending physician at the San Francisco Veterans Affairs Hospital from 1997 to 2011. He was previously president of the medical research division of American Cyanamid-Lederle Laboratories, a division of Wyeth-Ayerst Laboratories. He currently serves on the board of directors of Maze Therapeutics, Inc., a biopharmaceutical company, and was formerly a director of Portola Pharmaceuticals from 2004 until March 2019, Global Blood Therapeutics, Inc. (Nasdaq: GBT, acquired by Pfizer, Inc.) from 2012 until June 2019, and Pliant Therapeutics, Inc. (Nasdaq: PLRX) from 2015 until June 2022. Dr. Homcy holds a B.A. and an M.D. from Johns Hopkins University and served as an emeritus trustee of the institution from 2013 to 2024. Dr. Homcy’s qualifications to serve on our Board of Directors include his significant experience building and leading successful biotechnology companies and his scientific expertise.
Douglas A. Dachille has served as a member of our Board of Directors since August 2021. Mr. Dachille served as Executive Vice President and Chief Investment Officer for American International Group, Inc. (“AIG”) (NYSE: AIG) from September 2015 to June 2021. Before assuming these roles at AIG, Mr. Dachille served as Chief Executive Officer of First Principles Capital Management, LLC (“First Principles”), an investment management firm, from September 2003 until its acquisition by AIG in September 2015. Prior to co-founding First Principles, he was President and Chief Operating Officer of Zurich Capital Markets. Mr. Dachille began his career at JPMorgan Chase, where he served as Global Head of Proprietary Trading and Co-Treasurer. Mr. Dachille has served as a member of the board of directors of Equitable Holdings, Inc. (NYSE: EQH) since January 2025 and as a member of the board of directors of PNC Financial Services Group, Inc. (NYSE: PNC) since February 2025. Mr. Dachille earned his bachelor’s degree in a special joint program through Union University and Albany Medical College and an M.B.A. in finance from the University of Chicago. Mr. Dachille’s qualifications to serve on our Board of Directors include his decades of investment management experience, strategic expertise, and previous service as a board observer for the Company.
Ronald J. Daniels has served as a member of our Board of Directors since February 2020. Mr. Daniels has been the president of Johns Hopkins University since March 2009. He is a member of the Board of Managers of the Johns Hopkins Applied Physics Laboratory and the chair of the Executive Committee of Johns Hopkins Health System. A law and economics scholar, Mr. Daniels is author or editor of seven books and dozens of scholarly articles. Before joining Johns Hopkins University, he served as Provost and a Professor of Law at the University of Pennsylvania and Dean and James M. Tory Professor of Law of the Faculty of Law at the University of Toronto. Mr. Daniels previously served as a director of T. Rowe Price Funds from January 2018 until April 2022. Mr. Daniels earned an L.L.M. from Yale University in 1988 and a J.D. in 1986 from the University of Toronto. He received a B.A. from the University of Toronto in 1982 in political science and economics. Mr. Daniels’ qualifications to serve on our Board of Directors include his extensive experience as a professor and now a leader at one of the world’s premier science institutions.
Andrew W. Lo, Ph.D., has served as a member of our Board of Directors since June 2020. Dr. Lo is the Charles E. and Susan T. Harris Professor at the MIT Sloan School of Management, director of the MIT Laboratory for Financial Engineering, a principal investigator at the MIT Computer Science and Artificial Intelligence Laboratory and has served as a professor at the MIT Sloan School of Management since 1988. He is also an external faculty member of the Santa Fe Institute and a research associate of the National Bureau of Economic Research. Dr. Lo currently serves on the board of directors of clinical-stage and preclinical biopharmaceutical companies, including AbCellera Biologics Inc. (Nasdaq: ABCL) since December 2021, Atomwise Inc. and Vesalius Therapeutics. He also served as a director on the board of directors of Roivant Sciences, Inc. (Nasdaq: ROIV) from July 2016 to November 2022. Dr. Lo holds a B.A. in Economics from Yale University and a Ph.D. in Economics from Harvard University. Dr. Lo’s qualifications to serve on our Board of Directors include his extensive experience as a professor and a leader at two premier educational institutions, as well as his research experience in healthcare finance.
Current Directors
Class I: Currently Serving Until the 2026 Annual Meeting
James C. Momtazee has served as a member of our Board of Directors since March 2016 and as our Senior Advisor - Transactions from February 2020 until January 2021. He is the Managing Partner of Patient Square Capital, LP, a dedicated health care investment firm. He was Chairman and CEO of Montes Archimedes Acquisition Corporation from October 2020 until October 2021. He was previously a Member of KKR, a private equity and alternative asset management firm, and had been employed by KKR for 21 years ending in July 2019. Mr. Momtazee currently serves on the board of directors of Apollo Therapeutics, Enavate Sciences, GondolaBio, LLC, Hanger, Inc., Kriya Therapeutics, Inc., The Medical Device Manufacturers Association, Elevage Medical Technologies, Syneos Health, and Roivant Sciences, Inc. (Nasdaq: ROIV). He previously served on the boards of directors of Jazz Pharmaceuticals plc (Nasdaq: JAZZ), a biopharmaceutical company, from 2004 to 2014, HCA Healthcare Inc. (formerly HCA Holdings Inc.; NYSE: HCA), a health care services company, from 2006 to 2014, and Entellus Medical, Inc., a medical technology company, from 2017 to 2018 and PRA Health Sciences (formerly Nasdaq: PRAH) from 2013 to 2021. He received an A.B. from Stanford University and an M.B.A. from the Stanford Graduate School of Business. Mr. Momtazee’s qualifications to serve on our Board of Directors include his expertise in corporate governance, the healthcare industry and in financing and financial matters.
Frank P. McCormick, Ph.D., F.R.S., D.Sc., has served as a member of our Board of Directors since February 2023. He currently also serves as our Chairman of Oncology and has held this position since April 2019. He is also a Professor in the University of California, San Francisco (“UCSF”) Helen Diller Family Comprehensive Cancer Center, a multidisciplinary research and medical care organization, and has been a UCSF faculty member since 1997. Dr. McCormick held the positions of Director of the UCSF Helen Diller Family Comprehensive Cancer Center and served as Associate Dean of the UCSF School of Medicine from 1997 to 2014. Prior to joining the UCSF faculty, Dr. McCormick pursued cancer-related work with several biotechnology firms, including Cetus Corporation as Director of Molecular Biology from 1981 to 1990 and Vice President of Research from 1990 to 1991, and Chiron Corporation as Vice President of Research from 1991 to 1992. In 1992, Dr. McCormick founded Onyx Pharmaceuticals and served as its Chief Scientific Officer until 1996. Dr. McCormick is a Fellow of the Royal Society, an institution dedicated to science, since 1996, a member of the National Academy of Sciences since 2014 and has served as President, 2012 to 2013, for the American Association for Cancer Research. Since 2013, Dr. McCormick has led the National Cancer Institute’s Ras Initiative at the Frederick National Laboratories for Cancer Research overseeing the national effort to develop therapies against Ras-driven cancers. Dr. McCormick also served as a member of the board of directors of Olema Pharmaceuticals, Inc. (Nasdaq: OLMA) from December 2014 to April 2021, and Aduro Biotech, Inc. (Nasdaq: KDNY) from 2010 to February 2019. Dr. McCormick received his B.Sc. in biochemistry from the

University of Birmingham and his Ph.D. in biochemistry from the University of Cambridge and held postdoctoral fellowships in the U.S. at the State University of New York at Stony Brook and in London at the Imperial Cancer. Dr. McCormick’s qualifications to serve on our Board of Directors include his extensive scientific background, particularly in the field of oncology.
Randal W. Scott, Ph.D., has served as a member of our Board of Directors since June 2020. Dr. Scott is currently the Chairman and CEO of Genomic Life, positions in which he has served since January 2024. He is also a cofounder of Invitae Corporation (“Invitae”), a genetic information company (formerly NYSE: NVTA), where he rejoined as Chairman of the board of Invitae from July 2022 to August 2024 and previously served as the Chairman and CEO from 2012 to 2017, the Executive Chairman from 2017 to 2019, and as a member of the board of directors from 2010 until August 2019. Dr. Scott has served on the board of directors of Talis Biomedical Corporation, a molecular diagnostic company (Nasdaq: TLIS) since February 2016. Dr. Scott also serves on the board of directors of Freenome Holdings, Inc. Previously, Dr. Scott cofounded Genomic Health, Inc., where he served as the Chairman and CEO from 2000 to 2009 and the Executive Chairman from 2009 to 2012. Dr. Scott holds a B.S. in Chemistry from Emporia State University and a Ph.D. in Biochemistry from the University of Kansas. Dr. Scott’s qualifications to serve on our Board of Directors include his significant experience building and leading successful biopharmaceutical companies and his scientific expertise.
Hannah A. Valantine, M.D., has served as a member of our Board of Directors since October 2021. Dr. Valantine currently serves as Professor of Medicine at Stanford University School of Medicine, where she has been a faculty member since 1987. From April 2014 to September 2020, Dr. Valantine served as Chief Officer for Scientific Workforce Diversity at the National Institutes of Health, and as a Senior Investigator in the Intramural Research Program at the National Heart, Lung, and Blood Institute. From November 2004 to April 2014, Dr. Valantine was Professor of Cardiovascular Medicine and the Senior Associate Dean for Diversity and Leadership at Stanford University. In collaboration with her colleagues at Stanford University, Dr. Valantine co-invented the technology for donor derived cell-free DNA for diagnosis of transplant rejection, which is currently licensed and used to monitor patients for early detection of acute rejection. Dr. Valantine has served on the board of directors of Pacific Biosciences of California, Inc. (Nasdaq: PACB) since June 2021, and of CareDx, Inc. (Nasdaq: CDNA) since July 2021. Dr. Valantine also serves as Principal and Founder of HAV LLC, a consulting company for diversity, equity and inclusion that she founded in January 2021. Dr. Valantine received her M.B.B.S., M.R.C.P. and M.D. at St Georges Hospital/London University. Dr. Valantine’s qualifications to serve on our Board of Directors include her extensive experience in the life sciences industry and her background in academic medicine.
Class II: Currently Serving Until the 2027 Annual Meeting
Eric Aguiar, M.D., has served as a member of our Board of Directors since March 2019. Dr. Aguiar has been a partner at Aisling Capital since January 2016 and prior to that was a partner at Thomas, McNerney and Partners, a healthcare venture capital and growth equity fund, since 2007. Prior to joining that firm, he was a Managing Director of HealthCare Ventures, a healthcare focused venture capital firm, from 2001 to 2007. Dr. Aguiar has served on the board of directors of Biomea Fusion, a biopharmaceutical company (Nasdaq: BMEA) since December 2020. He served on the board of directors of Eidos Therapeutics, Inc. (formerly Nasdaq: EIDX) from March 2018 to August 2020. He served on the board of directors of Biohaven Corporation (NYSE: BHVN) from October 2016 to January 2020 and Invitae Corporation (formerly NYSE: NVTA) from 2010 to 2024. Dr. Aguiar is a member of the Council on Foreign Relations. Dr. Aguiar received his medical degree with honors from Harvard Medical School. He graduated with honors from Cornell University as a College Scholar. He was also a Luce Fellow and is a Chartered Financial Analyst. Dr. Aguiar’s qualifications to serve on our Board of Directors include his medical and finance background and experience as an investor in life science companies.
Jennifer E. Cook has served as a member of our Board of Directors since December 2019. She is currently the owner and principal of Jennifer Cook Consulting since July 2019. Ms. Cook has served as a member of the board of directors of Denali Therapeutics, Inc., a biotechnology company (Nasdaq: DNLI), since November 2018 and Jazz Pharmaceuticals plc, a biopharmaceutical company (Nasdaq: JAZZ), since November 2020. Ms. Cook served as the Chief Executive Officer of GRAIL from January 2018 to June 2019. Previously, Ms. Cook was at Roche Pharmaceuticals and Genentech, where she held a number of senior management positions; from January 2017 to December 2017, Ms. Cook served as Senior Vice President, Global Head of Clinical Operations for Roche Pharmaceuticals; from September 2013 to December 2016, Ms. Cook served as Head of Region Europe Pharma for Roche Pharmaceuticals; and from July 2010 to September 2013, Ms. Cook served as the

Senior Vice President, Business Unit Head Immunology and Ophthalmology for Genentech. Ms. Cook holds a B.A. in human biology and an M.S. in biology from Stanford University, as well as an M.B.A. from the Haas School of Business at the University of California, Berkeley. Ms. Cook’s qualifications to serve on our Board of Directors include her extensive experience as a senior management executive of healthcare and biotechnology companies, including as the senior vice president of one of the world’s largest healthcare companies.
Andrea J. Ellis has served as a member of our Board of Directors since August 2021. Mrs. Ellis currently serves as the Chief Financial Officer of Fanatics Betting & Gaming. From June 2020 to September 2022, she served as the Chief Financial Officer of Neutron Holdings, Inc. d/b/a Lime, an innovative transportation technology company that offers access to shared electric scooters, bikes and mopeds that is built on sustainability. From 2015 to 2020, Mrs. Ellis held numerous positions at Restaurant Brands International (RBI), the parent company of Burger King, Popeyes, and Tim Hortons. Mrs. Ellis started her career at Goldman Sachs, working in Investment Banking from 2012 to 2015 and Equities Trading from 2007 to 2010. Mrs. Ellis earned her bachelor’s degree in biology from the University of Pennsylvania and an M.B.A. from Harvard Business School. Mrs. Ellis’ qualifications to serve on our Board of Directors include her background in finance.
Fred Hassan has served as a member of our Board of Directors since August 2021 and as our lead independent director since April 2025. Mr. Hassan currently serves as Director of Warburg Pincus LLC, a global private equity investment institution, which he joined in 2009 and EyePoint Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company (Nasdaq: EYPT), since September 2024. Previously, Mr. Hassan served as Chairman and Chief Executive Officer of Schering-Plough from 2003 to 2009. Before assuming these roles, from 2001 to 2003, Mr. Hassan was Chairman and Chief Executive Officer of Pharmacia Corporation, a company formed through the merger of Monsanto Company and Pharmacia & Upjohn, Inc. He joined Pharmacia & Upjohn, Inc. as Chief Executive Officer in 1997. Mr. Hassan has served as a director of Precigen, Inc. (Nasdaq: PGEN) since 2016 and Cocrystal Pharma, Inc. (Nasdaq: COCP) since April 2023. Previously, Mr. Hassan served as a director of Prometheus Biosciences, Inc. (formerly Nasdaq: RXDX, acquired by Merck) from May 2021 to June 2023, as a director of Time Warner Inc. (now Warner Media, LLC) from October 2009 to June 2018, as a director of Amgen, Inc. from July 2015 to May 2021, and as a director of Avon Products, Inc. from 1999 until 2013. He was Chairman of the board of Bausch & Lomb from 2010 until its acquisition by Valeant Pharmaceuticals International, Inc. in 2013 and served on the board of Valeant Pharmaceuticals from 2013 to 2014. Mr. Hassan earned his bachelor’s degree in chemical engineering from the Imperial College of Science and Technology at the University of London and an M.B.A. from Harvard Business School. Mr. Hassan’s qualifications to serve on our Board of Directors include his extensive experience leading and scaling global pharmaceutical companies and advising major corporations as a director.
Ali J. Satvat has served as a member of our Board of Directors since March 2016. Mr. Satvat joined Kohlberg Kravis Roberts & Co. L.P., a global investment firm (“KKR”), in January 2012 and is a Partner, Co-Head of the Health Care industry team within KKR’s Americas Private Equity platform, and Global Head of KKR Health Care Strategic Growth. Mr. Satvat is a member of the Investment Committee for KKR’s Americas Private Equity platform and chairs the Investment Committee for KKR Health Care Strategic Growth. Mr. Satvat has served as a member of the boards of directors of PRA Health Sciences, Inc. (formerly Nasdaq: PRAH), a global contract research organization, from September 2013 through April 2018, Coherus BioSciences, Inc. (Nasdaq: CHRS) since May 2014, Eidos Therapeutics, Inc. (formerly Nasdaq: EIDX) from June 2018 through January 2021, Impel Pharmaceuticals, Inc. (formerly Nasdaq: IMPL) from December 2018 through April 2024, and numerous privately held companies. Prior to joining KKR, Mr. Satvat was a Principal with Apax Partners, a global private equity firm, where he invested in health care from 2006 to 2012. Previously, Mr. Satvat held various positions with Johnson & Johnson Development Corporation, a venture capital subsidiary of Johnson & Johnson, Audax Group, a private equity firm, and The Blackstone Group, a global investment firm. Mr. Satvat holds an A.B. in History and Science from Harvard College and a M.B.A. in Health Care Management and Entrepreneurial Management from the Wharton School of the University of Pennsylvania. Mr. Satvat previously served as a member of the board of directors of the Healthcare Private Equity Association. Mr. Satvat’s qualifications to serve on our Board of Directors include his expertise in corporate governance, financing, and financial matters and his extensive investment experience in the health care industry.

Board of Directors’ Role in Risk Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, results of operations, development and commercialization activities, strategic direction, clinical and regulatory matters, operations and intellectual property, information technology (including cybersecurity), governance (including environmental, social and governance, or ESG) and legal and compliance matters. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of our Board of Directors in overseeing the management of our risks is conducted primarily through the committees of the Board of Directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board of Directors (or the appropriate committee of the Board of Directors in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on our company, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board of Directors meeting. This enables our Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily because our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. In addition, we have maintained an insider trading policy that prohibits speculative transactions, including short-sales, hedging and pledging, and have adopted a compensation clawback policy, both of which are intended to further minimize risk and ensure a long-term focus on our business. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on the Company.
Board of Directors and Committees of the Board
During 2024, our Board of Directors held a total of nine meetings. All directors then serving on our Board of Directors attended at least 75% of the aggregate of the number of Board meetings and meetings of the Board committees on which each such director served during the time each such director served on the Board of Directors or such committees.
Our Board of Directors has determined that all of our directors, except for Drs. Kumar, Homcy and McCormick, are independent, as determined in accordance with the rules of Nasdaq and the SEC. In making such independence determination, the Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors also considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.
The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Copies of our Amended and Restated Audit Committee, Amended and Restated Compensation Committee and Amended and Restated Nominating and Corporate Governance Committee charters and our corporate governance guidelines are available, free of charge, on our website at https://bridgebio.com, under the “Investors/Corporate Governance” link.
Audit Committee
Mrs. Ellis, Mr. Dachille and Drs. Aguiar and Scott currently serve on the Audit Committee, which is chaired by Mrs. Ellis. Mr. Dachille was appointed as a member of the Audit Committee in March 2025. All of the members of our Audit Committee meet the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the SEC. In addition, our Board of Directors has determined that each of Dr. Aguiar and Mrs. Ellis is an “Audit Committee financial expert,” as defined under the applicable rules of the SEC. The Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;
•	reviewing quarterly earnings releases and scripts;
•	discussing risk assessment and management guidelines and evaluating major financial risk exposures and steps taken to monitor and control such exposures;
•
periodically reviewing and discussing with management items of enterprise risk beyond financial risk and management of financial statements, including but not limited to risks associated with clinical development, competition, pricing, regulation, intellectual property, technology and facilities obsolescence, privacy and data security (including cybersecurity), natural and man-made disasters, industrial espionage or other theft of physical or intellectual property, and recommending on at least an annual basis, and more frequently as appropriate, enterprise risk items that should be brought to the Board for review and discussion of risk mitigation;

•
establishing procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and reassessing the adequacy of the Audit Committee Charter periodically and submitting any proposed changes to the Board of Directors for approval.
During 2024, the Audit Committee held six meetings.

Compensation Committee
Messrs. Daniels, Hassan and Satvat and Ms. Cook currently serve on the Compensation Committee, which is chaired by Mr. Hassan. Ms. Cook was appointed as a member of the Compensation Committee in March 2025. All of the members of our Compensation Committee are independent, as defined under and required by Rule 10C-1 of the Exchange Act and the Nasdaq rules. The Compensation Committee’s responsibilities include:
•	annually reviewing and approving corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer;
•
evaluating the performance of the Chief Executive Officer considering such corporate goals and objectives and determining, or, at the request of the Board of Directors, recommending to the Board of Directors the compensation of the Chief Executive Officer;

•	reviewing and approving the compensation of our executive officers other than the Chief Executive Officer;
•	reviewing management’s aggregate decisions regarding the compensation of all non-officer employees and establishing our overall non-officer employees’ compensation;
•	overseeing and administering our compensation structure, policies and programs;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•	retaining a compensation advisor and approving the compensation of any such advisor;
•	acting as administrator of our equity and incentive plans;
•
evaluating and determining or, at the request of the Board of Directors, recommending to the Board of Directors the achievement of milestones under any incentive or equity-based awards to officers, consultants and other employees;

•	reviewing and approving or, at the request of the Board of Directors, recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;
•	overseeing administration of all incentive compensation and equity-based plans for employees and approve all forms of award agreement and/or sub-plans adopted under such plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•	reviewing and discussing with management the compensation disclosure to be included in our annual proxy statement or Annual Report on Form 10-K;
•	reviewing and approving the peer group of companies used to inform our evaluation of compensation for our employees and directors;
•	adopting and administering a compensation recovery policy;
•	periodically conducting a performance evaluation of the Compensation Committee and reporting such results to the Board of Directors; and
•	reviewing and reassessing the adequacy of the Compensation Committee Charter periodically and submitting any proposed changes to the Board of Directors for approval.
During 2024, the Compensation Committee held four meetings.

Nominating and Corporate Governance Committee
Messrs. Satvat and Dachille and Drs. Lo and Valantine currently serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. Satvat. All of the members of our Nominating and Corporate Governance Committee are independent, as defined under and required by current Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:
•	developing and recommending to the Board of Directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;
•	reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the Board of Directors;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;
•	developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner;
•	overseeing the evaluation of the Board of Directors and its committees; and
•	reviewing and reassessing the adequacy of the Nominating and Corporate Governance Committee Charter periodically and submitting any proposed changes to the Board of Directors for approval.
During 2024, the Nominating and Corporate Governance Committee held two meetings.
Board Leadership
Dr. Homcy is the Lead Director and Mr. Hassan is the Lead Independent Director on our Board of Directors. We believe that separating the positions of Chief Executive Officer, Lead Director and Lead Independent Director has the potential to allow our Chief Executive Officer to focus on our day-to-day business, while allowing our Lead Director and Lead Independent Director to lead our Board of Directors in its fundamental role of providing advice to and oversight of management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as a Lead Director or as a Lead Independent Director, particularly as our Board of Directors’ oversight responsibilities continue to grow.
While our Bylaws and corporate governance guidelines do not require that we appoint a separate Chairman of the board or lead independent director and Chief Executive Officer, our Board of Directors believes that having a Chief Executive Officer and separate individuals serving as Lead Director and Lead Independent Director, respectively, provides the appropriate leadership structure for us and demonstrates our commitment to good corporate governance.
Director Nominations
The director qualifications developed to date focus on what our Board of Directors believes to be essential competencies to effectively serve on the Board of Directors. The Nominating and Corporate Governance Committee must reassess such criteria from time to time and submit any proposed changes to the Board of Directors for approval. Presently, at a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee it recommends (i) has experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing, (ii) is highly accomplished in his or her respective field, with superior credentials and recognition, (iii) is well regarded in the community and has a long-term reputation for high ethical and moral standards, (iv) has sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve, and (v) to the extent such nominee serves or has previously served on other boards, the nominee has a demonstrated history of actively contributing at board meetings.

In addition to those minimum qualifications, the Nominating and Corporate Governance Committee recommends that our Board of Directors select persons for nomination to help ensure that:
•	a majority of our Board of Directors is “independent” in accordance with Nasdaq standards;
•	each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee be comprised entirely of independent directors; and
•
at least one member of the Audit Committee shall have the experience, education and other qualifications necessary to qualify as an “Audit Committee financial expert” as defined by the rules of the SEC.

In addition to other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and compensation of the Board of Directors, the Nominating and Corporate Governance Committee may consider the following factors when recommending that our Board of Directors select persons for nomination:
•	whether a nominee has direct experience in the biotechnology or pharmaceuticals industry or in other fields relevant to the Company’s operations; and
•	whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.
Although the Nominating and Corporate Governance Committee may consider whether nominees assist in achieving a mix of Board members that represents a diversity of background and experience, which is not only limited to race, gender or national origin, we have no formal policy regarding board diversity.
The Nominating and Corporate Governance Committee adheres to the following process for identifying and evaluating nominees for the Board of Directors. First, it solicits recommendations for nominees from non-management directors, our Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee then reviews and evaluates the qualifications of proposed nominees and conducts inquiries it deems appropriate; all proposed nominees are evaluated in the same manner, regardless of who initially recommended such nominee. In reviewing and evaluating proposed nominees, the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by our Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed nominee, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.
If the Nominating and Corporate Governance Committee decides to retain a third-party search firm to identify proposed nominees, it has sole authority to retain and terminate such firm and to approve any such firm’s fees and other retention terms.
Each nominee for election as director at the 2025 Annual Meeting is recommended by the Nominating and Corporate Governance Committee and is presently a director and standing for election by the stockholders. From time to time, the Company may pay fees to third-party search firms to assist in identifying and evaluating potential nominees, although no such fees have been paid in connection with nominations to be acted upon at the 2025 Annual Meeting.

Pursuant to our Bylaws, stockholders who wish to nominate persons for election to the Board of Directors at an annual meeting must be a stockholder of record at the time of giving the notice, entitled to vote at the meeting, present (in person or by proxy) at the meeting and must comply with the notice procedures in our Bylaws. A stockholder’s notice of nomination to be made at an annual meeting must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. However, if an annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered no later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which the first public announcement of the date of such annual meeting was made. A stockholder’s notice of nomination may not be made at a special meeting unless such special meeting is held in lieu of an annual meeting. The stockholder’s notice must include the following information for the person making the nomination:
•	name and address;
•	the class and number of shares of the Company owned beneficially or of record;
•
disclosure regarding any derivative, swap or other transactions which give the nominating person economic risk similar to ownership of shares of the Company or provide the opportunity to profit from an increase in the price of value of shares of the Company;

•
any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;

•	any agreement, arrangement, understanding or relationship engaged in for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Company;
•	any rights to dividends or other distributions on the shares that are separate from the underlying shares;
•	any performance-related fees that the nominating person is entitled to based on any increase or decrease in the value of any shares of the Company;
•
a description of all agreements, arrangements or understandings by and between the proposing stockholder and another person relating to the proposed business (including an identification of each party to such agreement, arrangement or understanding and the names, addresses and class and number of shares owned beneficially or of record of other stockholders known by the proposing stockholder support such proposed business);

•
a statement whether or not the proposing stockholder will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all shares of capital stock required to approve the proposal or, in the case of director nominations, at least the percentage of voting power of all of the shares of capital stock reasonably believed by the proposing stockholder to be sufficient to elect the nominee; and

•	any other information relating to the nominating person that would be required to be disclosed in a proxy statement filed with the SEC.
With respect to proposed director nominees, the stockholder’s notice must include all information required to be disclosed in a proxy statement in connection with a contested election of directors or otherwise required pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
For matters other than the election of directors, the stockholder’s notice must also include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of the stockholder(s) proposing the business.
The stockholder’s notice must be updated and supplemented, if necessary, so that the information required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting.
The Board of Directors, a designated committee thereof or the chair of the meeting will determine if the procedures in our Bylaws have been followed, and if not, declare that the proposal or nomination be disregarded.

The nominee must be willing to provide any other information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation of the nominee’s independence. There have been no material changes to the process by which stockholders may recommend nominees to our Board of Directors.
Stockholder Communications with the Board of Directors
Stockholders may send correspondence to the Board of Directors at our principal executive offices at the address set forth above. The Company will forward all correspondence addressed to the Board of Directors or any individual Board member. Stockholders may also communicate online with our Board of Directors as a group by accessing our website (https://bridgebio.com) and selecting the “Investors” tab and “Contact IR.”
Director Attendance at Annual Meetings
Directors are encouraged to attend the Annual Meeting. Nine of our directors then serving on our Board of Directors attended our 2024 annual meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
During 2024, the members of our Compensation Committee included Messrs. Daniels, Hassan and Satvat. None of the members of our Compensation Committee was an officer or employee of the Company while serving on the Compensation Committee during 2024, a former officer of the Company, or had any other relationships with us requiring disclosure herein, except that Mr. Satvat serves as a Partner of Kohlberg Kravis Roberts & Co. L.P., which is an affiliate of KKR Genetic Disorder L.P., a holder of more than 5% of our outstanding common stock. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Director Compensation
Our Amended and Restated Director Compensation Policy (the “Amended Policy”) was approved by the stockholders on December 15, 2021, and is applicable from January 1, 2022, through December 31, 2025.
In 2024, our directors were eligible to receive the following cash retainers and equity awards pursuant to the Amended Policy:

Annual Cash Retainer for Board Membership	$50,000
Initial Non-Statutory Stock Option Grant upon Election	$1,200,000
Annual Non-Statutory Stock Option Grant	$550,000

Annual Retainer for Board Membership
The Amended Policy provides that each Outside Director would receive a cash retainer in the amount of $50,000 for general availability and participation in meetings and conference calls of our Board of Directors. No additional compensation would be paid for attending individual Board meetings, serving on committees of the Board of Directors or attending committee meetings. With respect to directors who join the Board of Directors during the calendar year, such amounts are expected to be pro-rated based on the number of calendar days served by such director.
Initial Equity Grant Upon Election
The Amended Policy provides that, upon initial election to our Board of Directors, each Outside Director would receive an initial, one-time grant of a non-statutory stock option with a value of $1,200,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from our Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting (the “Initial Grant”).

Annual Equity Grant
In addition, the Amended Policy provides that, on the date of each of our annual meetings of stockholders, each Outside Director who would continue as a member of our Board of Directors following such annual meeting and who had not received an Initial Grant in the same calendar year would receive a grant of a non-statutory stock option on the date of such annual meeting with a value of $550,000, with an exercise price per share equal to the closing price of a share of our common stock on the date of grant and a term of ten years, that vests in three equal annual installments over three years; provided, however, that all vesting ceases if the director resigns from our Board of Directors or otherwise ceases to serve as a director, unless the Board of Directors determines that the circumstances warrant continuation of vesting (the “Annual Grant”).
The Initial Grants and Annual Grants are subject to full accelerated vesting upon a “sale event,” as defined in the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan (as amended from time to time, the “2021 Plan”).
The Amended Policy also provides that the aggregate amount of compensation, including both equity compensation and cash compensation, (i) awarded to any Outside Director in any calendar year shall not exceed $1,250,000 (or such other limits as may be set forth in the 2021 Plan or any similar provision of a successor plan), and (ii) awarded to any Outside Director for calendar years subsequent to the calendar year in which an Outside Director is first elected to the Board of Directors would not exceed $600,000 (or such other limit as may be set forth in the 2021 Plan or any similar provision of a successor plan).
Our Chief Executive Officer received no additional compensation for his service as a director.
We reimburse all reasonable out-of-pocket expenses incurred by our Outside Directors for their attendance at meetings of our Board of Directors or any committee thereof.
The following table presents the total compensation for each person who served as an Outside Director during the year ended December 31, 2024, pursuant to the Amended Policy. The compensation received by Dr. Kumar as Chief Executive Officer and as a named executive officer (“NEO”) is presented in “Executive Compensation—2024 Summary Compensation Table” below.

Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)	Option awards ($)(2)	All other compensation ($)	Total ($)
Eric Aguiar, M.D.	50,000(3)	—	549,998	—	599,998
Jennifer E. Cook	50,000(4)	—	549,998	—	599,998
Douglas A. Dachille	50,000	—	549,998	—	599,998
Ronald J. Daniels	50,000	—	549,998	—	599,998
Andrea J. Ellis	50,000	—	549,998	—	599,998
Fred Hassan	50,000(5)	—	549,998	—	599,998
Charles Homcy, M.D.	50,000	—	549,998	517,646(6)	1,117,644
Andrew W. Lo, Ph.D.	50,000(7)	—	549,998	50,000(7)	649,998
Frank P. McCormick, Ph.D., F.R.S., D.Sc.	50,000	—	549,998	500,000(8)	1,099,998
James C. Momtazee	50,000	—	549,998	—	599,998
Ali J. Satvat	50,000(9)	—	549,998	—	599,998
Randal W. Scott, Ph.D.	50,000	—	549,998	—	599,998
Hannah A. Valantine, M.D.	50,000	—	549,998	—	599,998

Note: Amounts may not total due to rounding.
(1)
As of December 31, 2024: Dr. Aguiar held outstanding options to purchase an aggregate of 416,631 shares of our common stock; Ms. Cook held outstanding options to purchase an aggregate of 433,715 shares of our common stock; Mr. Dachille held outstanding options to purchase an aggregate of 232,305 shares of our common stock; Mr. Daniels held outstanding options to purchase an aggregate of 312,885 shares of our common stock; Ms. Ellis held outstanding options to purchase an aggregate of 232,305 shares of our common stock; Mr. Hassan held outstanding options to purchase an aggregate of 232,305 shares of our common stock; Dr. Homcy held outstanding options to purchase an aggregate of 731,849 shares of our common stock; Dr. Lo held outstanding options to purchase an aggregate of 322,554 shares of our common stock; Dr. McCormick held outstanding options to purchase an aggregate of

479,406 shares of our common stock; Mr. Momtazee held outstanding options to purchase an aggregate of 441,558 shares of our common stock; Mr. Satvat held outstanding options to purchase an aggregate of 416,631 shares of our common stock; Dr. Scott held outstanding options to purchase an aggregate of 322,554 shares of our common stock; and Dr. Valantine held outstanding options to purchase an aggregate of 221,744 shares of our common stock.
(2)
In accordance with SEC rules, these columns reflect the aggregate grant date fair values of the stock awards and option awards, as applicable, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for stock-based compensation transactions. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. Assumptions used in the calculation of these amounts are included in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not reflect the actual economic values that will be realized by the directors upon the exercise of the options or the sale of shares of our common stock underlying such awards.

(3)	All cash payments to Dr. Aguiar were made payable to Aisling Capital Management LP.
(4)	All cash payments to Ms. Cook were made payable to Jennifer Cook Consulting.
(5)	All cash payments to Mr. Hassan were made payable to HGN Services, LLC.
(6)
Includes cash compensation of $503,846 and $13,800 in Company matching of 401(K) contributions paid to Dr. Homcy in his role as Chairman of Pharmaceuticals of the Company. See section titled “Certain Relationships and Related Party Transactions.”

(7)
All cash payments to Dr. Lo were made payable to LoTech Partners, LLC. In addition, in 2024 we also paid to QLS Advisors, LLC (“QLS”), of which Dr. Lo is the co-founder and chairman, an aggregate amount of $50,000 in connection with consulting services provided by BioSF Global, a joint collaboration of QLS. See section titled “Certain Relationships and Related Party Transactions.”

(8)
Includes cash payments to Dr. McCormick of $500,000 for his consulting service to the Company regarding matters relating to oncology and pipeline development matters. See section titled “Certain Relationships and Related Party Transactions.”

(9)	All cash payments to Mr. Satvat were made payable to Kohlberg Kravis Roberts & Co. L.P.
Vote Required
The five (5) nominees are elected by a plurality of the votes properly cast and will serve until the date of the annual meeting of stockholders following the year ending December 31, 2027, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. If a quorum is present, the five (5) director nominees receiving the highest number of “FOR” votes, submitted virtually at the Annual Meeting or by proxy, will be elected as directors. If nominees are unopposed, election requires only a single “FOR” vote. Votes withheld and broker non-votes will have no effect on the vote for this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS
The following is information for our executive officers, as of March 31, 2025.

Name	Age	Position
Neil Kumar Ph.D.	46	Chief Executive Officer and Director
Thomas Trimarchi, Ph.D.	40	President and Chief Financial Officer

Biographical information for Neil Kumar, Ph.D. is included above with the director biographies under the caption “Current Directors.”
Thomas Trimarchi, Ph.D. has served as our President and Chief Financial Officer since March 2025. Dr. Trimarchi previously served as our President and Chief Operating Officer from July 2024 to March 2025 and Chief Product Officer from January 2022 to July 2024. Between April 2018 and January 2022, Dr. Trimarchi served in various roles of increasing responsibility at the Company including Director, Portfolio Intelligence, Vice President of Product and Senior Vice President of Product. He has also served on the board of directors of our subsidiary, ML Bio Solutions, Inc. since November 2021. Prior to joining BridgeBio, Dr. Trimarchi worked in corporate strategy at Regeneron Pharmaceuticals, Inc. (Nasdaq: REGN) from 2017 to 2018. From 2015 to 2017, Dr. Trimarchi was an equity analyst in the Global Investment Research division at Goldman Sachs (NYSE: GS). Dr. Trimarchi received a B.S. in Biology from the University of Vermont and a Ph.D. in Molecular Oncology and Immunology, Cell and Molecular Biology from NYU Grossman School of Medicine.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives, and structure of our 2024 executive compensation program, and includes discussion and background information regarding the compensation of our NEOs listed below. This CD&A is intended to be read in conjunction with the tables immediately following this section, which provide further historical compensation information.

Named Executive Officer	Title
Neil Kumar, Ph.D.(1)	Chief Executive Officer (our “CEO”)
Brian Stephenson, Ph.D., CFA(2)	Former Chief Financial Officer and Secretary (our “Former CFO”)
Thomas Trimarchi, Ph.D.(3)	President and Chief Financial Officer (our “CFO”)

(1)	Dr. Kumar served as the Company’s President from May 23, 2019 through July 22, 2024.
(2)	Dr. Stephenson served as the Company’s CFO and Secretary through March 17, 2025.
(3)
Dr. Trimarchi previously served as the Company’s Chief Product Officer (“CPO”) from January 2022 to July 2024, President and Chief Operating Officer from July 2024 to March 2025, and, effective as of March 17, 2025, as our President and Chief Financial Officer.

Executive Summary
BridgeBio Pharma, Inc. is a commercial-stage biopharmaceutical company founded to discover, create, test, and deliver transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers. Our pipeline of development programs ranges from early science to advanced clinical trials. BridgeBio was founded in 2015 and our team of experienced drug discoverers, developers and innovators are committed to applying advances in genetic medicine to help patients as quickly as possible. Since inception, we have created 19 Investigational New Drug applications (“INDs”) and had three products approved by the U.S. Food and Drug Administration (“FDA”). We work across over 20 disease states at various stages of development. Several of our programs target indications that we believe present the potential for our product candidates, if approved, to target portions of market opportunities of at least $1.0 billion in annual sales.
2024 Business and Financial Highlights
In 2024, BridgeBio successfully launched Attruby (acoramidis), an orally-administered near-complete stabilizer of transthyretin for the treatment of adults with amyloid cardiomyopathy (“ATTR-CM”), after receiving approval from the FDA on November 22, 2024. As disclosed in early January 2025, BridgeBio achieved remarkable early Attruby demand with 430 scripts written by 248 unique HCPs with broad uptake across academic centers and community centers in all patient types.
We also fully enrolled three Phase 3 programs, including in achondroplasia, limb girdle muscular dystrophy type 2I (LGMD2I), and ADH1. We announced positive long-term Cohort 5 data for infigratinib, our investigational drug in achondroplasia. To enable ongoing investment in early-stage programs, we spun out BridgeBio Oncology Therapeutics and GondolaBio, LLC with $200 million and $300 million of private financing, respectively. We also secured up to $1.5 billion in financing, including a royalty agreement for acoramidis ($500 million), a European licensing agreement for acoramidis ($135 million upfront), a Japanese licensing agreement for infigratinib ($100 million upfront), and a secured credit facility refinancing existing senior secured credit ($450 million upfront with option for $350 million additional). As of December 31, 2024, we had cash and cash equivalents of $681.1 million and restricted cash of $0.1 million as disclosed in our 2024 Annual Report on Form 10-K. We delivered these results while maintaining a total equity overhang at approximately 16.7%, which is below the 50th percentile for our 2024 peer companies (17.6%) measured at the end of 2024.
Consistent with our “pay for performance” philosophy, we continue to set executive compensation so that a significant portion is based on “at-risk” payments to maintain alignment between the interests of our executive officers and stockholders. Almost all compensation was “at risk” for our senior executives, including our NEOs.
Overview of 2024 Compensation Outcomes
We continue to reward our NEOs with competitive compensation packages that we believe directly align pay and pay outcomes with performance. The caliber of our performance in the areas of research, clinical, regulatory, and commercial milestones drives our compensation structure, specifically the degree to which our NEOs are granted equity awards and earn cash bonuses. Our Compensation Committee regularly examines our compensation program both from a design and pay outcome perspective. In line with our corporate performance in 2024, the Compensation Committee considered how our incentives provided appropriate levels of compensation given our performance and growth stage. In 2024, we set 94% of our CEO, 88% of our Former CFO and 90% of our CFO compensation at risk in the form of performance-based bonuses and time-based equity awards to align the interests of our NEOs and stockholders.

Key decisions impacting 2024 “at risk” NEO compensation included:
•
Annual Performance-Based Bonus - Our Compensation Committee and Board of Directors considered the totality of Company and individual performance and applied discretion in determining the annual performance bonus for our NEOs. For 2024, our Board of Directors determined that we achieved all corporate goals across commercial, R&D, business development, financial, and organizational areas. As a result, our Compensation Committee determined that it was appropriate for our CFO to receive a bonus equal to 125% of target bonus percentage and our Former CFO to receive a bonus equal to 100% of target bonus percentage and our Board determined that it was appropriate for our CEO to receive a bonus equal to 106% of target bonus percentage.

•
Long-term Incentives: 2024 Equity “Refresh” Award and Special Retention Award - The annual stock option grant and restricted stock unit (“RSU”) grants to Drs. Kumar and Stephenson in March 2024 and the RSU grants to Dr. Trimarchi in March 2024 served as their 2024 annual refresh equity, focused primarily on aligning such NEO’s financial incentives with shareholder interests and served as an additional retentive purpose. Dr. Trimarchi did not receive options in connection with our annual review in March 2024, as he was not an executive officer at such time and only executive officers were eligible to receive annual refresh grants of RSUs and options. In addition, the special retention awards granted in December 2024 were designed to recognize the strong operational performance in 2024 and also reinforce the retentive purpose of the equity program. These awards reflect our equity guidelines and are based on market data provided to us by our compensation consultant.

Stockholder Advisory Vote on Named Executive Officer Compensation
At the 2024 annual meeting of stockholders, our stockholders cast non-binding, advisory votes on the compensation of our NEOs, commonly referred to as a “say-on-pay” vote. 93.6% of the votes cast by our stockholders on the matter were in favor of our 2023 compensation program. Our Board of Directors and Compensation Committee considered the results of the say-on-pay vote. The Compensation Committee appreciated this support and believes it indicates that our stockholders are supportive of the current executive compensation structure and policies. As such, our Compensation Committee made no significant changes to our 2024 executive compensation program as a result of the say-on-pay vote.
Further, our Board of Directors has elected to conduct the say-on-pay vote annually, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. We will be conducting our annual say-on-pay vote as described in Proposal 2 of this proxy statement at our 2025 annual meeting of stockholders. Our Board of Directors and our Compensation Committee will consider the outcome of the say-on-pay vote, as well as feedback received throughout the year, when making compensation decisions for our NEOs in the future.
Compensation Philosophy and Objectives
We believe that small teams of exceptional performers will most effectively achieve our mission. Human performance in creative work follows a pareto distribution, where relatively few top performers drive outsized productivity and value. We maximize return on human capital investment by enabling these small teams to perform with autonomy in a decentralized environment with limited bureaucracy. Our strong operational performance in 2024 and our continued maintenance of a total overhang at or below median of our peer group in 2024 reinforce the power of this approach. Specifically, our compensation program is designed to:
•
Harness the power of top performers to drive outsized impact relative to our investment in talent, which increases our probability of success in technical programs and maximizes value for stockholders;

•	Attract and retain top performers at all levels who contribute to our long-term success;
•	Focus total rewards on what really matters to our team members; and
•	Directly tie rewards to performance through a long-term incentive compensation program that pays out when we achieve specified value inflection points.

Compensation Determination Process
Role of the Compensation Committee
Our Compensation Committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions, and other actions.
Our Board of Directors, on the recommendation of our Compensation Committee, establishes the annual compensation, including base salaries, performance-based bonuses, and equity awards for our CEO. For our other executive officers, our Compensation Committee solicits and considers evaluations by, and recommendations from, our CEO and either approves or recommends the compensation decisions to our Board of Directors for approval. In the case of our CEO, the evaluation of his performance is conducted by our Board of Directors (outside of the presence of our CEO) upon recommendation from our Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For our executive officers, as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, company stock performance data, analyses of historical executive compensation levels, and current Company-wide compensation levels and recommendations of our Compensation Committee’s independent compensation consultant including analyses of executive compensation paid at other companies identified by the compensation consultant.
Role of CEO & Management
Our CEO makes recommendations to our Compensation Committee for the respective “C-suite” officers that report to him and typically attends Compensation Committee meetings. Our CEO makes such recommendations (other than with respect to his own compensation) regarding base salary, and short-term and long-term compensation, including equity awards, for our C-suite officers based on our results, a C-suite officer’s individual contribution toward these results, the C-suite officer’s role, and performance of his or her duties and his or her achievement of individual goals. Our Compensation Committee then reviews the recommendations and other data, including various compensation survey data and publicly-available data of our peers, and either approves or recommends to our Board of Directors for approval the target total direct compensation and each element of compensation. Our Board of Directors, at the recommendation of our Compensation Committee, has also delegated to our CEO the authority to determine and approve the cash and equity compensation payable to employees and consultants of the Company and our subsidiaries who are not “officers” (as defined in Section 16 of the Exchange Act). The aggregate amount of compensation our CEO had the authority to approve in 2024 pursuant to the foregoing delegations did not exceed approximately $142.4 million, and the aggregate number of shares of our common stock issuable pursuant to equity awards that may be granted under the 2021 Plan did not exceed 4,500,000 shares.
While our CEO typically attends Compensation Committee meetings, our Compensation Committee meets outside the presence of our CEO when discussing his compensation and when discussing certain other matters.
Role of Compensation Consultant
Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it determines in its sole discretion, to assist with the establishment, analysis and review of our compensation program, plan design and related policies. In determining the compensation for our executive officers for 2024, our Compensation Committee engaged the services of Compensia to conduct a review and analysis of our executive compensation program compared with current competitive market practices from a peer group of companies. Compensia’s review consisted of an analysis of our executive officer compensation levels and practices against prevailing market practices of our identified peer group companies and broader industry trends. Compensia reported directly to our Compensation Committee.
In September 2024, the Compensation Committee decided to retain the services of Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), to serve as our primary independent compensation consultant for the second half of 2024 and beyond. In this capacity, Aon will conduct a review and analysis of our executive and director compensation programs compared with current competitive market practices and a peer group of companies to inform 2025 compensation decisions. Aon will also assist with assessing the appropriateness of the peer group, incentive plan design and our governance practices. Aon did not provide consulting services to the Compensation Committee as it relates to 2024 compensation levels or practices.

During 2024, Compensia did not provide services to us other than the services to our Compensation Committee described herein. During 2024, in addition to providing executive and director compensation related services to us, which resulted in fees equal to $87,798, Aon provided us with commercial risk and health insurance services totaling $246,267 and talent survey data for one of our subsidiaries, totaling $8,200. The decision to engage Aon for commercial risk and health services and talent survey data was approved by management in the ordinary course of business. Because these other services were in the ordinary course of business, the Compensation Committee did not specifically approve such services, although the Compensation Committee is aware of these other services. Compensia and Aon reported directly to our Compensation Committee in connection with their executive and director compensation related services. Our Compensation Committee has assessed the independence of Compensia and Aon according to the six factors mandated by SEC and Nasdaq listing standards. After conducting this review and assessment, which included the consideration of any potential conflicts of interest, our Compensation Committee concluded that the engagement of Compensia and Aon did not raise any conflict of interest and did not adversely affect the independence of our advisors in 2024.
Compensation Peer Group
In making 2024 compensation decisions, our Compensation Committee reviewed competitive market data for each NEO’s position, compiled by Compensia using Radford compensation survey data and other publicly available data. For this compensation peer group, our Compensation Committee reviewed similar companies with respect to sector, stage of development, and market capitalization that were ultimately chosen based on these characteristics and others including:
•	Sector - U.S.-based, publicly-traded biotech companies with a focus on metabolic or oncology therapeutic areas;
•	Stage - Lead drug in late-stage pre-commercial and early-stage commercial; and
•	Market Capitalization - $1.7-$15.1 billion market capitalization range (0.33 to 3.0 times of the Company’s then current market capitalization of approximately $5.0 billion).
Based on the above criteria, Compensia proposed and our Compensation Committee approved the following compensation peer group in late 2023 which was used as a reference in its deliberations for its 2024 pay decisions:

Acadia Pharmaceuticals	Amicus Therapeutics, Inc.
Apellis Pharmaceuticals, Inc.	BioMarin Pharmaceuticals
Blueprint Medicines Corporation	Exelixis, Inc.
Halozyme Therapeutics	Incyte Corporation
Ionis Pharmaceuticals	Iovance Biotherapeutics, Inc
Jazz Pharmaceuticals	Mirati Therapeutics
Neurocrine Biosciences	PTC Therapeutics, Inc.
Sage Therapeutics	Sarepta Therapeutics.
Ultragenyx Pharmaceutical Inc.

Our Compensation Committee conducts an annual review of the peer group to ensure that the underlying criteria for peer selection remains appropriate, with the goal of ensuring that we consider companies that have profiles similar to us and removing companies that have been acquired in the interim.
As guidelines for our executive officers, we set target cash compensation, when considering base salary and performance-based bonus opportunities, and long-term incentive compensation, delivered through equity awards, by generally referencing the compensation paid to executives at the companies within our compensation peer group. When evaluating peer group compensation data for NEO compensation decisions, our Compensation Committee reviews the 25th, 50th, 75th, and 90th percentiles of the competitive market data as reference points. Our Compensation Committee then approves or makes a recommendation to the Board of Directors for NEO compensation based on individual performance, company performance, and satisfaction of its retention objectives. Our Compensation Committee does not assign relative weights or rankings to these factors and does not consider any single factor as determinative in the compensation of our executive officers.

Pay Components
Our Compensation Committee has developed an executive compensation program that consists of three principal elements.

Base Salary
Base salaries are fixed annual cash compensation established and reviewed annually with consideration for individual responsibilities and experience, competitive market data, and individual contributions. Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executive officers.

Annual Performance-based Bonus
The annual performance-based bonus opportunity is a variable, cash incentive program. It is intended to motivate and reward our executive officers for the achievement of key strategic goals of the Company. In determining the annual performance-based bonus for our CEO, Former CFO and CFO, our Compensation Committee reviews corporate performance and considers whether there have been any other extraordinary factors that should be considered in determining the amount of bonus earned for the year. Our Compensation Committee then reviews and approves bonus decisions for the Former CFO, CFO, and the rest of the company. The Compensation Committee makes a recommendation to our Board of Directors on the bonus amount for the CEO based on the totality of the Company and individual performance.

Long-Term Equity Incentives
Long-term incentive compensation in the form of equity awards incentivizes our executive officers to create sustainable long-term stockholder value, while also providing a retention vehicle for our top executive talent and promoting an ownership culture. Equity awards are granted in the form of time-based stock options and/or RSU awards. These awards are typically granted on an annual basis.

From time to time, our Compensation Committee may determine it is in the Company’s best interest to use other award types, such as performance-based or milestone achievement equity awards, to drive the achievement of specific performance outcomes. Our Compensation Committee did not use performance-based awards for NEO compensation for 2024.

Overview of Compensation Program Governance

What We Do	What We Don’t Do
Pay for performance - structure a substantial portion of pay to be “at risk” and based on Company and individual performance	No excise tax reimbursement or “gross ups” in the event of a change in control

Maintain a long-term strategic plan for equity compensation and avoid undue emphasis on short-term value creation	No significant health and welfare benefits or perquisites that are not available to all employees

Retain an independent compensation consultant	No hedging or pledging of securities

Review compensation peer group and analyze peer company executive pay regularly	No retirement programs other than our Section 401(k) retirement savings plan

Maintain an independent Compensation Committee

Conduct an annual say-on-pay vote

Maintain a compensation clawback policy

Base Salary
In setting and/or recommending, as applicable, base salaries for our NEOs, our Compensation Committee and Board, as applicable, consider such individual’s qualifications, experience, scope of responsibilities, performance, and competitive market data from other companies for similar positions within the industry. In making decisions regarding base salary increases, we draw upon the experience of members of our Compensation Committee. We also draw upon the expertise of our Compensation Committee’s compensation consultant, which provides comparative compensation data from similarly sized companies in our industry. For 2024, Compensia provided us with such comparative compensation data. Our Compensation Committee does not apply specific formulas to determine base salary increases. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.

Name	2023 Base Salary	2024 Base Salary	% Change
Neil Kumar, Ph.D.	$742,000	$980,000	32.1%
Brian Stephenson, Ph.D., CFA	$650,000	$656,000	0.92%
Thomas Trimarchi, Ph.D.	$600,000	$658,000(1)	9.7%

(1)
From January 1, 2024, through April 30, 2024, Dr. Trimarchi’s base salary was $600,000, consistent with his 2023 base salary. Effective May 1, 2024, Dr. Trimarchi’s base salary increased to $658,000 in connection with this change in role. Accordingly, Dr. Trimarchi’s actual 2024 salary was $638,786.

For 2024, our Compensation Committee approved a slight increase in base salary of 0.92% for our Former CFO based on an evaluation of third-party market compensation data. For our CEO, our Board approved an increase of 32.1% based on an evaluation of third-party market compensation data and recommendations from Compensia. The Board of Directors’ approval of an increase in base salary to our CEO in 2024 was to align his base salary with those of executives in similar positions within our compensation peer group for 2024. The 2024 base salary amounts were effective as of January 1, 2024. In addition, Dr. Trimarchi’s annual base salary remained at $600,000 as of January 1, 2024 and increased to $658,000 on May 1, 2024, the date that Dr. Trimarchi’s responsibilities were expanded in connection with his transition from our CPO to our President and COO, which new role was formalized on July 23, 2024. The actual amounts earned by each NEOs is reflected in the “2024 Summary Compensation Table” below.
Annual Performance-Based Cash Bonus
In addition to base salaries, our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executive officers to achieve corporate objectives and individual accomplishments, and to reward our executive officers who significantly impact our results.
Each NEO has a target annual performance-based cash bonus represented as a percentage of base salary, or a target bonus percentage, each of which is set forth below. The target bonus percentages were based on competitive market data from other companies for similar positions within the industry. For 2024, our CEO’s target bonus percentage was increased from 70% to 100%, based on recommendations from Compensia as necessary to be competitive with our 2024 compensation peer group. Dr. Trimarchi’s target bonus during his time as CPO was 50% of his base salary and his target bonus increased to 60% of his base salary in connection with his new role as our President and COO. Our Compensation Committee decreased our Former CFO’s target bonus percentage for 2024 from 75% to 50% of his base salary to align with market data.

Name	2024 Base Salary	2024 Target Bonus (% of base salary)	2024 Target Bonus ($)
Neil Kumar, Ph.D.	$980,000	100%	$980,000
Brian Stephenson, Ph.D., CFA	$656,000	50%	$328,000
Thomas Trimarchi, Ph.D.(1)	$638,786	60%	$363,395

(1)
From January 1, 2024, through April 30, 2024, Dr. Trimarchi’s target bonus was 50% of his base salary. Effective May 1, 2024, Dr. Trimarchi’s target bonus increased to 60% of his base salary. Dr. Trimarchi’s 2024 target bonus amount is based on 50% of his then-current 2024 base salary for January 1, 2024, through April 30, 2024 ($600,000) and 60% of his then-current 2024 base salary for May 1, 2024, through December 31, 2024 ($658,000).

Our Compensation Committee and our Board of Directors review our Company’s corporate performance and consider whether there have been any other extraordinary factors that should be considered in determining the amount of bonus earned for the year. The actual amount of bonus compensation that is earned by our NEOs is a discretionary determination made by our Board of Directors based on the recommendation of our Compensation Committee. Our Board of Directors believes that it can responsibly discharge its duties by maintaining discretion to evaluate corporate performance at the close of the year based on the totality of the circumstances and exercise the discretion to award or not award bonus compensation without reliance on rote calculations under set formulas. Payouts of earned bonuses, if any, are generally made in the year following the year of performance, subject to continued employment on the bonus payment date.
For 2024, our Board of Directors determined that we achieved all corporate goals, including a successful commercial launch of Attruby in the United States, full enrollment of three Phase 3 clinical trials, including in achondroplasia, limb girdle muscular dystrophy type 2I (LGMD2I), and ADH1, and positive long-term Cohort 5 data for infigratinib. We also spun out BridgeBio Oncology Therapeutics and GondolaBio, LLC with $200 million and $300 million of private financing, respectively. We also secured up to $1.5 billion in financing, including a royalty agreement for acoramidis ($500 million), a European licensing agreement for acoramidis ($135 million upfront), a Japanese licensing agreement for infigratinib ($100 million upfront), and a secured credit facility refinancing existing senior secured credit ($450 million upfront with option for $350 million additional). We had cash, cash equivalents and restricted cash as of December 31, 2024, of $681.2 million as disclosed in our 2024 Annual Report on Form 10-K. We delivered these results while maintaining a total equity overhang at or below the median of our peer group. Based on our Company’s strong performance in 2024 across commercial launch and clinical programs as well as our broader business success, our Compensation Committee and Board of Directors decided to pay approximately 106% of the target performance bonus to our CEO recognizing his strong individual performance in leading our Company’s achievements in 2024. Our Compensation Committee decided to pay 100% of the target performance bonus to our Former CFO, recognizing his strong individual performance related to strengthening our financial position from the equity financings and ensuring adequate cash resources to fund our planned operations, strengthening internal operations and controls, and building cross-organization and cross-function capabilities. Our Compensation Committee decided to pay approximately 125% of the target performance bonus to our CFO in the amount of $454,200, which reflects prorating based on the time he served as both CPO and as President and COO (including with the respective target annual bonus percentage), recognizing his leadership over a broad range of core service functions that enable BridgeBio’s R&D and commercial success.

Name	2024 Target Bonus ($)	2024 Bonus Payout ($)	2024 Bonus Payout (% of bonus target)
Neil Kumar, Ph.D.	$980,000	$1,038,800	106%
Brian Stephenson, Ph.D., CFA	$328,000	$328,000	100%
Thomas Trimarchi, Ph.D.	$363,395	$454,200	125%

Long-term Incentive Program
Annual Refresh Grants
Our long-term incentive compensation awards are designed to align the interests of our NEOs with the interests of our stockholders. We believe that equity compensation is an integral component of our efforts to attract and retain exceptional executives, senior management, and other employees at this critical point in our trajectory. The total value of equity awarded as well as the split between options and RSUs is recommended by our Compensation Committee to the full Board of Directors, taking into consideration Compensia’s recommendation and analysis of our compensation peer group. For the 2024 refresh award granted in March 2024, the Board of Directors decided on a split of 90% RSUs and 10% options, with the split based on the intended value of the equity award. Our CFO received an award of 100% RSUs in March 2024 consistent with the rest of the non-NEO employees, as he did not become an executive officer of the Company until July 2024. Our CFO then received additional award on August 6, 2024, in recognition of his promotion to the role of President and CFO. This additional award was split 90% RSUs and 10% options, consistent with the other NEO awards, and was comprised of 19,003 RSUs and 3,160 options.

The following table summarizes the annual equity refresh grants to our NEOs in 2024:

Name	2024 Refresh RSUs and Stock Options (grant date)	2024 Refresh RSUs (# of shares)	2024 Refresh Stock Options (# of shares)	Strike Price of 2024 Refresh Stock Options ($)
Neil Kumar, Ph.D.	3/12/2024	313,588	45,140	$28.70
Brian Stephenson, Ph.D., CFA	3/12/2024	107,278	15,442	$28.70
Thomas Trimarchi, Ph.D.	3/18/2024	121,951	N/A	N/A

The 2024 annual option grants and the 2024 annual RSU awards vest in equal quarterly installments over a period of four years with the first vesting installment to occur on May 16, 2024, subject to the NEO’s continued service through each vesting date. Additional details regarding these options and RSUs are set forth in the “Grants of Plan-Based Awards for Fiscal Year 2024 Table” and the “Outstanding Equity Awards at 2024 Fiscal Year End Table” below.
Promotion Award
In addition to his annual refresh grant, Dr. Trimarchi was granted awards in August 2024 in connection with his transition from our CPO to our President and COO, which such promotion occurred on July 23, 2024.

Name	2024 Promotion RSUs and Stock Options (grant date)	2024 Promotion RSU (# of shares)	2024 Promotion Stock Options (# of shares)	Strike Price of 2024 Promotion Stock Options ($)
Thomas Trimarchi, Ph.D.	8/6/2024	19,003	3,160	$24.87

The promotion RSUs and stock options vest in equal quarterly installments over four years with the first vesting installment beginning on August 16,2024, subject to Dr. Trimarchi’s continuous service through each such vesting date.
Retention Awards
Furthermore, the Company granted certain key employees, including our NEOs, special retention awards in December 2024, which were designed to recognize our strong operational performance in 2024 and also incentivize retention.

Name	2024 Retention RSUs (grant date)	2024 Retention RSUs (# of shares)
Neil Kumar, Ph.D.	12/10/2024	121,951
Brian Stephenson, Ph.D., CFA	12/10/2024	42,683
Thomas Trimarchi, Ph.D.	12/10/2024	50,000

The retention RSUs vest in equal annual installments over two years on each of December 12, 2025 and December 12, 2026, subject to the grantee’s continued service through each vesting date. Additional details regarding these options and RSUs are set forth in the “Grants of Plan-Based Awards for Fiscal Year 2024 Table” and the “Outstanding Equity Awards at 2024 Fiscal Year End Table” below.
Equity Grant Practices
We do not have a formal policy regarding the granting practices of our equity awards. We generally make refresh grants to existing employees in the first quarter of each year after our year end results are filed. However, our Board and Compensation Committee, as applicable, carefully review any potential material nonpublic information before granting equity awards. We do not time our equity award grants either to take advantage of a depressed stock price, or an anticipated increase in stock price, and we have limited the amount of discretion that can be exercised in connection with the timing of equity award grants. We also do not time the release of material nonpublic information based on equity award grant dates.
During the fiscal year ended December 31, 2024, we did not award any stock options to an NEO in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.

Severance Arrangements
In addition to base salaries, annual performance-based cash bonuses and long-term incentive compensation awards, our employees, including our executive officers, are eligible to receive certain payments and/or benefits upon qualifying terminations of employment from the Company, both in connection with, and unrelated to, a change in control. We consider it essential and in the best interests of our stockholders to foster the continuous employment of our executive officers. Accordingly, we believe that reasonable and competitive post-employment compensation arrangements are an important part of an executive compensation program to attract and retain highly qualified executive officers. Our NEOs are party to offer letters with the Company that provide certain payments and benefits upon a qualified termination event not in connection with a change in control. Our philosophy is that outside of a change in control context, severance protections are only appropriate in the event an executive officer is involuntarily terminated by us without cause or if the executive voluntarily resigns for good reason, and such protections are only provided upon the executive officer’s execution of an effective release of claims. The Compensation Committee determined that such payments and benefits are necessary to recruit and retain top talent and to align with market norms.
We also believe that the occurrence or potential occurrence of a change in control will create uncertainty regarding the continued employment of our executive officers. In order to encourage them to remain employed with us during an important time when their prospects for continued employment following a change in control transaction are often uncertain, we provide our NEOs, through their offer letters and the Company’s change in control policy, adopted May 9, 2023, as may be amended from time to time (the “CiC Policy”), with the opportunity to receive additional severance protections during a change in control protection period, including certain cash payments, equity acceleration and/or other benefits, subject to the executive officer’s execution of an effective release of claims. The primary purpose of these arrangements is to keep our executive officers focused on pursuing potential corporate transactions that are in the best interests of our stockholders regardless of whether those transactions may impact their own job security. The enhanced severance benefits are “double trigger” because a change in control alone (except, in the case of equity awards, when such awards are not assumed, continued or substituted by the successor in connection with the change in control) cannot trigger such payments and benefits. Rather, such enhanced severance benefits are triggered only if there is a qualifying termination of an NEO’s employment within the change in control protection period. In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of the Company and to avoid windfalls, both of which could occur if vesting of equity-based awards accelerated automatically as a result of the transaction. We believe that the severance benefits provided to our NEOs are appropriate in light of the severance protections available to similarly-situated executive officers at our peer companies and are an important component of each executive officer’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections.
For a full description of the severance arrangements applicable to our NEOs, please see our “Employment Arrangements with our Named Executive Officers” and “Potential Payments on Termination or Change in Control Table” below.
Additional Compensation Policies and Practices
Health and Welfare Benefits
Our NEOs are eligible to participate in all our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as our other full-time employees. We pay the premiums for term life insurance and disability insurance for all our employees, including our NEOs. We provide a Section 401(k) retirement savings plan for all our eligible employees, including our NEOs, and make matching contributions, as described in the section below entitled “401(k) Plan.”
Perquisites
We provided limited perquisites to our NEOs in 2024, consisting primarily of commuting expenses and other de minimis personal benefits. We believe that providing such perquisites was appropriate to assist our NEOs in the performance of their duties.

401(k) Plan
All of our full-time employees in the United States, including our NEOs, are eligible to participate in our Section 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In 2024, we made matching contributions into the Section 401(k) plan on behalf of participants, matching 100% of participant contributions up to 3% of eligible compensation and 50% of participant contributions above that level up to 5% of eligible compensation. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.
Anti-Hedging and Pledging Policy
Our insider trading policy expressly prohibits each of our directors, officers (as defined in Section 16 of the Exchange Act) and certain designated employees (“Insiders”) from engaging in any speculative transaction designed to decrease the risks associated with holding our securities, including short sales, hedging or similar transactions. Similarly, we prohibit Insiders from pledging any of our securities as collateral for loans or using our securities as collateral in a margin account.
Compensation Clawback Policy
Our board has adopted a compensation clawback policy, which became effective on October 2, 2023. The clawback policy establishes the circumstances and procedures under which we may recover erroneously awarded incentive-based compensation from our current or former executive officers in accordance with the Nasdaq listing standards and Rule 10D-1 under the Exchange Act. Specifically, we may recover erroneously awarded incentive-based compensation (including cash or equity compensation) from our current or former executive officers under certain circumstances if we are required to restate our financial results due to material noncompliance with any financial reporting requirement under the securities laws. The policy is administered by our Compensation Committee, while our Board of Directors has exclusive authority to authorize the preparation of a financial restatement, unless otherwise mandated by a court or regulatory entity. The full text of the clawback policy was included as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Accounting for Share-Based Compensation
We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718. This accounting treatment has not significantly affected the executive compensation decisions of the Compensation Committee and the Board of Directors.
Deductibility of Executive Compensation
The Compensation Committee takes into consideration the tax consequences of compensation to our NEOs, but tax considerations are not a significant part of our executive compensation policy which limits the deductibility of certain compensation to highly compensated executives. To maintain flexibility to compensate our executive officers in a manner designed to promote our short-and long-term corporate goals, the Compensation Committee and Board have not adopted a policy that all compensation must be deductible. The Compensation Committee and Board believe that our stockholders’ interests are best served if their discretion and flexibility in awarding compensation are not restricted in order to allow such compensation to be consistent with the goals of our executive compensation program, even though some compensation awards may result in non-deductible compensation expenses. Consequently, the Compensation Committee and/or Board will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m) of the Code.

Report of the Compensation Committee
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Annual Meeting and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation Committee
Fred Hassan, Chair
Jennifer E. Cook
Ronald J. Daniels
Ali J. Satvat

2024 Summary Compensation Table
The following table provides information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered to us in all capacities for the years ended as set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Neil Kumar, Ph.D. Chief Executive Officer	2024	987,539	1,038,800	12,541,433	999,991	14,160(3)	15,581,923
	2023	742,000	779,100	6,123,793	4,499,993	13,740	12,158,626
	2022	1,106,000	940,100	4,571,519	—	56,818	6,674,437
Brian Stephenson, Ph.D., CFA Former Chief Financial Officer	2024	661,046	328,000	4,318,393	342,088	14,160(3)	5,663,687
	2023	650,000	487,500	3,170,759	2,329,997	13,740	6,651,996
	2022	650,000	487,500	1,807,692	—	12,200	2,957,392
Thomas Trimarchi, Ph.D.(4) President and Chief Financial Officer	2024	643,654	454,200	5,316,062	60,584	27,558(3)	6,502,058

(1)
The bonus amounts reported reflect the discretionary cash bonuses earned by the NEOs, and determined by our Board of Directors, for the applicable fiscal year, which was based on several factors, including our Company’s and our NEOs’ performance during such fiscal year.

(2)
In accordance with SEC rules, these columns reflect the aggregate grant date fair values of the stock awards and option awards, as applicable, granted during the applicable fiscal year, computed in accordance with FASB ASC Topic 718 for stock-based compensation transactions. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. Assumptions used in the calculation of these amounts are included in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the exercise of the options, the lapse of our repurchase right on any shares of restricted stock, the vesting/settlement of restricted stock units or the sale of shares of our common stock underlying such awards.

(3)
The amount reported represents $13,800 for employer matching contributions received under the Company’s 401(k) plan for each NEO, $360 for parking for each of Drs. Kumar and Stephenson, and $13,758 in imputed income for health benefits for Dr. Trimarchi’s domestic partner.

(4)
Dr. Trimarchi was not an NEO for 2022 and 2023. Dr. Trimarchi’s 2024 salary includes his salary earned as our CPO from January 1, 2024 through July 22, 2024, and his salary earned as our President and COO from July 23, 2024, through December 31, 2024. Dr. Trimarchi’s 2024 bonus was pro-rated accordingly for his partial year of service with us as CPO from January 1, 2024, through July 22, 2024 and as President and COO from July 23, 2024 through December 31, 2024.

Grants of Plan-Based Awards for Fiscal Year 2024 Table
The following table sets forth the individual awards made to each of our NEOs during 2024. For a description of the types of awards indicated below, please see our “Compensation Discussion and Analysis” above.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Neil Kumar, Ph.D.	3/12/2024	—	45,140	28.70	999,991
	3/12/2024	313,588	—	—	8,999,976
	12/10/2024	121,951	—	—	3,541,457
Brian Stephenson, Ph.D., CFA	3/12/2024	—	15,442	28.70	342,088
	3/12/2024	107,278	—	—	3,078,879
	12/10/2024	42,683	—	—	1,239,514
Thomas Trimarchi, Ph.D.	3/18/2024	121,951	—	—	3,391,457
	8/6/2024	—	3,160	24.87	60,584
	8/6/2024	19,003	—	—	472,605
	12/10/2024	50,000	—	—	1,452,000

(1)
The amounts shown represent time-based RSUs granted pursuant to the 2021 Plan, which amounts will be payable in shares of our common stock if the service-based conditions for such time-based RSUs are met. The vesting schedules for such time-based RSUs are set forth in the “Outstanding Equity Awards at 2024 Fiscal Year End Table” below.

(2)
The amounts shown represent time-based stock options granted pursuant to our 2021 Plan. The vesting schedules for such time-based stock options are set forth in the “Outstanding Equity Awards at 2024 Fiscal Year End Table” below.

(3)	Based on the closing price per share of our common stock as reported by the Nasdaq Global Select Market on the date of grant.
(4)
The amounts represent the aggregate grant date fair values of the stock awards and option awards, as applicable, granted during 2024, computed in accordance with FASB ASC Topic 718 for stock-based compensation transactions. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. Assumptions used in the calculation of these amounts are included in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the exercise of the options, the lapse of our repurchase right on any shares of restricted stock, the vesting/settlement of restricted stock units or the sale of shares of our common stock underlying such awards.

Outstanding Equity Awards at 2024 Fiscal Year End Table
The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2024:

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Neil Kumar, Ph.D.	6/26/2019	1,742,882(3)	—	$17.00	06/26/2029	—	—
	6/3/2020	590,551(3)	—	$28.86	06/2/2030	—	—
	2/10/2021	216,555	9,416(4)	$68.87	02/9/2031	—	—
	2/10/2021	—	—	—	—	2,395(5)	$65,719
	12/3/2021	589,554	196,518(6)	$38.62	12/2/2031	—	—
	2/10/2023	286,298	338,354(7)	$11.41	2/9/2033	—	—
	2/10/2023	—	—	—	—	301,896(8)	$8,284,026
	3/12/2024	8,463	36,677(9)	$28.70	3/11/2034	—	—
	3/12/2024	—	—	—	—	254,791(10)	$6,991,465
	12/10/2024	—	—	—	—	121,951(11)	$3,346,335
Brian Stephenson, Ph.D., CFA	6/26/2019	516,670(3)	—	$17.00	6/26/2029	—	—
	6/3/2020	196,850(3)	—	$28.86	6/2/2030
	2/10/2021	70,380	3,060(4)	$68.87	2/9/2031	—	—
	2/10/2021	—	—	—	—	779(5)	$21,376
	12/3/2021	158,524	52,842(6)	$38.62	12/2/2031	—	—
	12/3/2021	—	—	—	—	3,786(12)	$103,888
	2/10/2023	148,239	175,192(7)	$11.41	2/9/2033	—	—
	2/10/2023	—	—	—	—	156,315(8)	$4,289,284
	3/12/2024	2,895	12,547(9)	$28.70	3/11/2034	—	—
	3/12/2024	—	—	—	—	87,164(10)	$2,391,780
	12/10/2024	—	—	—	—	42,683(11)	$1,171,222
Thomas Trimarchi, Ph.D.	06/26/2019	115,000(3)	—	$17.00	6/26/2029	—	—
	9/18/2020	16,419(3)	—	$42.19	9/17/2030
	2/10/2021	21,222	923(4)	$68.87	2/9/2031	—	—
	2/10/2021	—	—	—	—	704(5)	$19,318
	12/2/2021	118,595	39,532(13)	$40.03	12/1/2031	—	—
	12/2/2021	—	—	—	—	4,171(12)	$114,452
	2/7/2023	—	—	—	—	196,875(8)	$5,402,250
	3/18/2024	—	—	—	—	99,086(10)	$2,718,920
	8/6/2024	395	2,765(14)	$24.87	8/5/2034	—	—
	8/6/2024	—	—	—	—	16,628(14)	$456,272
	12/10/2024	—	—	—	—	50,000(11)	$1,372,000

(1)	All grants were made under the 2021 Plan.

(2)	Based on a price of $27.44 per share, which was the closing price per share of our common stock as reported by the Nasdaq Global Select Market on December 31, 2024, the last trading day of 2024.
(3)	Represents fully vested shares subject to such stock option award.
(4)
The shares underlying this stock option award vest in equal monthly installments over four years following the vesting commencement date of February 10, 2021, subject to the grantee’s continuous service through each such vesting date.

(5)
Represents restricted stock units that vest in equal quarterly installments over four years following the vesting commencement date of February 16, 2021, subject to the grantee’s continuous service through each such vesting date.

(6)
The shares underlying this stock option award vest as follows: 1/4th of the shares vested on December 3, 2022, and the remaining shares vest in equal monthly installments thereafter over the next three years, subject to the grantee’s continuous service through each such vesting date.

(7)
The shares underlying this stock option award vest in equal monthly installments over four years following the vesting commencement date of February 10, 2023, subject to the grantee’s continuous service through each such vesting date.

(8)
Represents restricted stock units that vest in equal quarterly installments over four years with the first vesting installment beginning on May 16, 2023, subject to the grantee’s continued service through each vesting date.

(9)
The shares underlying this stock option award vest in equal quarterly installments over four years with the first vesting installment beginning on May 16,2024, subject to the grantee’s continuous service through each such vesting date.

(10)
Represents restricted stock units that vest in equal quarterly installments over four years with the first vesting installment beginning on May 16, 2024, subject to the grantee’s continued service through each vesting date.

(11)
Represents restricted stock units that vest in equal annual installments over two years on each of December 12, 2025 and December 12, 2026, subject to the grantee’s continued service through each vesting date.

(12)
Represents restricted stock units that vested with respect to 1/4th of the underlying shares on November 16, 2022, and the remaining shares vest in equal quarterly installments thereafter over the next three years, subject to the grantee’s continuous service through each such vesting date.

(13)
The shares underlying this stock option award vest as follows: 1/4th of the shares vested on December 2, 2022, and the remaining shares vest in equal monthly installments thereafter over the next three years, subject to the grantee’s continuous service through each such vesting date.

(14)
The shares underlying the equity award vest in equal quarterly installments over four years with the first vesting installment beginning on August 16,2024, subject to the grantee’s continuous service through each such vesting date.

Option Exercises and Stock Vested in Fiscal Year 2024 Table
The following table sets forth the number of shares of our common stock acquired and the value realized upon vesting of restricted stock and restricted stock unit awards during the fiscal year ended December 31, 2024 by each of our NEOs. None of our NEOs exercised options during the fiscal year ended December 31, 2024.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Neil Kumar, Ph.D.	337,561	$10,723,480
Brian C. Stephenson, Ph.D., CFA	124,707	$3,792,120
Thomas Trimarchi, Ph.D.	135,072	$3,980,311

(1)
The value realized upon vesting of restricted stock and restricted stock units is calculated by multiplying (i) the number of shares of restricted stock and restricted stock units vested by (ii) the closing market price of our common stock on the vesting date. The value does not necessarily reflect the actual proceeds received.

Employment Arrangements with our Named Executive Officers
We have entered into a written employment offer letter with each of our NEOs. These agreements set forth the basic terms and conditions of employment, including initial base salary, initial equity awards, eligibility to participate in our standard employee benefits plans, the at-will employment relationship and, in certain cases, a one-time signing bonus. These agreements also require that each NEO execute our standard employee confidentiality and assignment agreement.
Neil Kumar, Ph.D.
On December 14, 2017, we, through our wholly-owned subsidiary, BridgeBio Services, Inc. (the “Services Company”), entered into an offer letter with Dr. Kumar, who currently serves as our Chief Executive Officer. The offer letter provides for Dr. Kumar’s “at-will” employment and sets forth his initial annual base salary, initial target annual performance-based cash bonus opportunity, and his eligibility to participate in our employee benefit plans generally. In the event of a termination of his employment by the Services Company without “cause” or Dr. Kumar’s resignation from employment with the Services Company for “good reason” (as such terms are defined in the offer letter), in either case subject to Dr. Kumar’s execution of an effective release of claims in favor of the Company, Dr. Kumar will be entitled to the following severance payments and benefits: (i) a lump sum payment equal to 12 months of his then-current base salary, (ii) a pro-rated bonus based on Company and individual performance for the year of termination, and (iii) up to 12 months of COBRA reimbursements for Dr. Kumar and his dependents. Dr. Kumar is subject to the Services Company’s standard proprietary information and inventions agreement. In addition, Dr. Kumar is entitled to certain change in control benefits provided to all participants of our 2021 Plan as described in “Potential Payments Upon Termination or Change of Control” below.
Brian C. Stephenson, Ph.D., CFA
On October 28, 2018, we, through the Services Company, entered into an offer letter with Dr. Stephenson, who served as our Chief Financial Officer and Secretary through March 17, 2025. The offer letter provided for Dr. Stephenson’s “at-will” employment and set forth his initial annual base salary, initial target annual performance-based cash bonus opportunity, initial equity award, and his eligibility to participate in our employee benefit plans generally. On February 21, 2024, the Services Company and Dr. Stephenson entered into an amendment to his offer letter. The offer letter, as amended, provided that (i) in the event of a termination of his employment by the Services Company without “cause” or by Dr. Stephenson’s resignation from employment with the Services Company for “good reason,” Dr. Stephenson would be entitled to the following severance payments and benefits: (a) a lump sum payment equal to 9 months of his then-current base salary, and (b) up to 9 months of COBRA reimbursements; and (ii) in the event of a termination of his employment by the Services Company without “cause” or Dr. Stephenson’s resignation from employment with the Services Company for “good reason,” in either case upon or within 12 months after a “sale event,” Dr. Stephenson would be entitled to the following severance payments and benefits (in lieu of the severance payments and benefits described above): (a) a lump sum payment equal to 12 months of his then-current base salary, (b) a lump sum payment of his then annual target bonus, and (c) up to 12 months of COBRA reimbursements, in each case of (i) and (ii), subject to his execution of an effective release of claims in favor of the Services Company. The terms “good reason,” “cause” and “sale event” are as defined in the Company’s CiC Policy Dr. Stephenson is subject to the Services Company’s standard proprietary information and inventions agreement. In addition, Dr. Stephenson was entitled to certain change in control benefits provided to all participants of our 2021 Plan as described in “Potential Payments Upon Termination or Change of Control” below.
On March 17, 2025, Dr. Stephenson ceased services as our Chief Financial Officer and Secretary. Pursuant to the separation and mutual release agreement, and consistent with the terms of his offer letter, as described above, Dr. Stephenson received (a) a lump sum payment equal to 9 months of his then-current base salary, and (b) up to 9 months of COBRA reimbursements. In addition, on such date, we entered into a consulting agreement with Dr. Stephenson, pursuant to which Dr. Stephenson will provide services to the Company as a consultant through March 17, 2026, unless earlier terminated pursuant to the terms of his consulting agreement.
During the term of such consulting agreement, as sole consideration for his consulting services, Dr. Stephenson will continue to vest in any equity that was previously granted to him during his employment with the Company. In addition, during his consulting term, such equity awards will continue to be subject to the CiC Policy, as described below.
Thomas Trimarchi, Ph.D.
On April 16, 2018, we, through the Services Company, entered into an offer letter with Dr. Trimarchi, who previously served as our Chief Product Officer and currently serves as our President and Chief Financial Officer. The offer letter provides for Dr. Trimarchi’s “at-will” employment and sets forth his initial annual base salary, initial target annual performance-based cash bonus opportunity, initial equity award, and his eligibility to participate in our employee benefit plans generally. On October 9, 2024, the Services Company and Dr. Trimarchi entered into a letter agreement, dated October 9, 2024. The offer letter, together with the letter agreement, provides that (i) in the event of a termination of his employment by the Services Company without “cause” or by Dr. Trimarchi’s resignation from employment with the Services Company for “good reason,” Dr. Trimarchi will be entitled to the following severance payments and benefits: (a) a lump sum payment equal to 9 months of his then-current base salary and (b) up to 9 months of COBRA reimbursements; and (ii) in the event of a termination of his employment by the Services Company without “cause” or by Dr. Trimarchi’s resignation from employment with the Services Company for “good reason,” in either case upon or within 12 months after a “sale event,” Dr. Trimarchi will be entitled to the following severance payments and benefits (in lieu of the severance payments and benefits described above): (a) a lump sum payment equal to 12 months of his then-current base salary, (b) a lump sum payment of his then annual target bonus, and (c) up to 12 months of COBRA reimbursements, in each case of (i) and (ii), subject to his execution of an effective release of claims in favor of the Services Company. The terms “good reason,” “cause” and “sale event” are as defined in the Company’s CiC Policy. Dr. Trimarchi is subject to the Services Company’s standard proprietary information and inventions agreement. In addition, Dr. Trimarchi is entitled to certain change in control benefits provided to all participants of our 2021 Plan as described in “Potential Payments Upon Termination or Change of Control” below.
On March 17, 2025, Dr. Trimarchi transitioned as our Chief Operating Officer to our Chief Financial Officer. We
did not enter into a separate agreement with Dr. Trimarchi in connection with such transition.
Change in Control Policy
The Company maintains a CiC Policy that provides certain benefits upon a change in control of the Company. The details of such policy is described in detail in the narrative to the “Potential Payments on Termination or Change in Control Table” below.
Potential Payments on Termination or Change in Control Table
The table below quantifies the potential payments and benefits that would have become due to our NEOs assuming that a qualifying termination of employment occurred on December 31, 2024.
Our 2021 Plan provides for full acceleration of outstanding time-based awards in the event the awards will not be assumed, substituted or continued in connection with a sale event (as defined in the 2021 Plan), which applies to all plan participants, including our NEOs. For purposes of the table below, we have assumed that all awards granted under the 2021 Plan would be assumed, substituted or continued by a successor entity. In the event there is no assumption, substitution or continuation, then the vesting of all time-based awards would be fully accelerated, and the potential benefits from such acceleration due to our NEOs assuming that the event occurred on December 31, 2024 would be the same as those calculated for “Termination Without Cause of Resignation for Good Reason in Connection with a Change in Control” in the table below.

Our NEOs are also entitled to certain change in control benefits provided to all participants of our 2021 Plan under the Company’s CiC Policy. Specifically, in the event of a termination of a participant’s employment by the Company without “cause” or the participant’s resignation from employment for “good reason,” in either case which occurs upon or within 12 months after the completion of a “sale event” of the Company and subject to the participant’s execution of a severance agreement, the participant is entitled to full acceleration of vesting of then unvested and outstanding restricted stock awards, stock options, restricted stock units and any other equity awards of the Company with time-based vesting as of the date of such termination. The terms “good reason,” “cause” and “sale event” are as defined in the CiC Policy. For purposes of the table below, the value of accelerated vesting of equity awards is based on the closing price of $27.44 per share on December 31, 2024, minus, in the case of stock options, the exercise price of the unvested and outstanding stock option shares subject to acceleration.

Name	Benefit	Termination Without Cause or Resignation for Good Reason not in Connection with a Change in Control	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control
Neil Kumar, Ph.D.	Cash Severance	$980,000(1)	$980,000(1)
	Equity Acceleration	—	$24,111,360(2)
	Health Benefits	$46,355(3)	$46,355(3)
	Total	$1,026,355	$25,137,715
Brian C. Stephenson, Ph.D., CFA(7)	Cash Severance	$492,000(4)	$984,000(5)
	Equity Acceleration	—	$10,785,877(2)
	Health Benefits	$22,036 (6)	$29,381(3)
	Total	$514,036	$11,799,258
Thomas Trimarchi, Ph.D.	Cash Severance	$493,500(4)	$1,052,800(5)
	Equity Acceleration	—	$10,090,318(2)
	Health Benefits	$34,766(6)	$46,355(3)
	Total	$528,266	$11,189,473

(1)
Represents lump sum payment of 12 months of the executive’s base salary. Dr. Kumar is also entitled to receive a pro-rated bonus in the year of termination. However, although Dr. Kumar has a target annual bonus opportunity, such bonus for 2024 was discretionary and not determinable as of December 31, 2024.

(2)
Represents, as applicable, the value of the acceleration of vesting of 100% of the executive’s unvested and outstanding restricted stock awards, stock options, restricted stock units and any other equity awards of the Company that is subject to time-based vesting as of the date of such termination, all based on the closing price of $27.44 per share on December 31, 2024.

(3)	Represents 12 months of payment of COBRA premiums for such executive.
(4)	Represents lump sum payment of 9 months of the executive’s base salary.
(5)	Represents lump sum payment of 12 months of the executive’s base salary and payment of one times such executive’s target annual bonus opportunity.
(6)	Represents 9 months of payment of COBRA premiums for such executive.
(7)
Dr. Stephenson served as the Company’s CFO and Secretary through March 17, 2025. In connection with Dr. Stephenson’s termination of employment from the Company, he will be entitled to (i) a lump sum payment equal to nine (9) months of his current base salary $492,000 and (ii) up to nine (9) months of COBRA reimbursements $22,036. In addition, following his termination of employment, Dr. Stephenson’s equity awards will continue to vest while he provides consulting services to the Company.

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K, we are required to calculate and disclose the median of the actual total compensation of all our employees (except for our Chief Executive Officer), the annual total compensation of our Chief Executive Officer, and the ratio of the median of the annual total compensation of all our employees as compared to the annual total compensation of our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
Determination Date
We identified the median employee using our employee population (except for our Chief Executive Officer) on December 31, 2024, of 729 employees (which included all employees, whether employed on a full-time, part-time, seasonal or temporary basis).

Consistently Applied Compensation Measure
For purposes of identifying the median employee for 2024, we selected a “consistently applied compensation measure” that closely approximates the annual actual total direct compensation of our employees. Specifically, when we identified the median employee for 2024, we aggregated, for each employee as of December 31, 2024: (1) annual base salary or wages, (2) the actual annual cash incentive paid for 2024, and (3) the grant date fair value of equity awards granted in 2024. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of December 31, 2024, provided by Aon plc and annualized the compensation amounts of individuals who joined our Company during 2024. We did not exclude any non-U.S. employees and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After determining our median employee, we calculated the median employee’s annual total compensation in accordance with the requirements of the Summary Compensation Table under Item 402(c)(2) of Regulation S-K.
The actual total compensation of our median employee in 2024 was $348,914. The annual total compensation for our Chief Executive Officer compensation for 2024 as reported in the 2024 Summary Compensation Table was $15,581,922. Therefore, our CEO Pay Ratio for 2024 is approximately 45 to 1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. This information should not be used as a basis for comparison among different companies, even companies within the same industry, because the SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company uses the CEO Pay Ratio measure in making compensation decisions.

Pay-Versus-Performance
The Compensation Committee approves and administers our executive compensation program, which it designs to attract, incentivize, reward, and retain our executive officers. Our program aligns executive pay with shareholder interests and links pay to performance through a blend of short-term and long-term incentive compensation. In 2024, at-risk compensation made up 94% of our Chief Executive Officer’s compensation, 88% of our Former CFO’s compensation, and 90% of our CFO’s compensation. This high utilization of incentive compensation results in higher total realized pay when our Company delivers successful performance in a year, which is often, though not always, reflected in the performance of our stock price. Conversely, failure to deliver positive results leads to lower realized pay, including the possibility that some awards, particularly our stock option awards, do not deliver any value at the end of their performance period.
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and certain aspects of our financial performance. For further information concerning our pay for performance philosophy and how executive compensation aligns with our performance, please refer to “Executive Compensation - Compensation Discussion and Analysis.”
Pay-Versus-Performance Table

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[2] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[3] ($)	Average Compensation Actually Paid to Non-PEO NEOs[4] ($)	Value of Initial Fixed $100 Investment based on:[5]		Net Loss ($ Thousands)[7]	Revenue ($ Thousands)[8]
					Total Shareholder Return (TSR)[5] ($)	Peer Group Total Shareholder Return (TSR)[6] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	15,581,922	(2,656,829)	6,082,873	(261,159)	78	118	(543,347)	221,902
2023	12,158,626	70,060,160	6,651,996	29,070,865	115	119	(653,251)	9,303
2022	6,674,437	(11,343,340)	2,957,392	(783,731)	22	114	(484,652)	77,648
2021	25,626,959	(132,750,009)	8,677,297	(23,115,955)	48	126	(586,454)	69,716
2020	10,054,909	151,056,692	4,762,662	18,433,250	203	126	(505,488)	8,249

1.
The dollar amounts reported in column (b) represent the amount of total compensation reported for Dr. Kumar (our “PEO”) for each corresponding covered year in the “Total” column of the Summary Compensation Table for each applicable year.

2.
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Kumar, as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to Dr. Kumar during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Kumar’s total compensation for 2024 to determine the “compensation actually paid” to him for such fiscal year:

Year	Reported Summary Compensation Table Total for PEO	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$15,581,922	$(13,541,424)	$(4,697,327)	$(2,656,829)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the listed fiscal year. This number is being subtracted from the Summary Compensation Table Total.

(b)
Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The equity award adjustments for the listed fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior fiscal years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in prior fiscal years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. The amounts deducted or added in calculating the equity award adjustments for 2024 are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year as of End of Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years as of End of Covered Fiscal Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year	Fair Value at End of Prior Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year	Dollar Value of Dividends or other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date not Otherwise Included in Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
2024	$11,112,844	$(10,752,748)	$1,720,803	$(6,778,226)	—	—	$(4,697,327)

3.
The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our named executive officers (our “NEOs”) as a group (excluding Dr. Kumar, who has served as our PEO since our Company’s founding in April 2015) for each covered year in the “Total” column of the Summary Compensation Table for each applicable year. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021 - 2023	2024
Brian Stephenson, Ph.D., CFA	Brian Stephenson, Ph.D., CFA	Brian Stephenson, Ph.D., CFA
Michael Henderson, M.D.		Thomas Trimarchi
Cameron Turtle, Ph.D.
Charles Homcy, M.D.
Brian Stolz

4.
The dollar amounts reported in column (e) represent the average amount of “executive compensation actually paid” to our Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our Non-PEO NEOs during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for 2024 to determine the executive compensation actually paid to our Non-PEO NEOs, using the methodology described in Note 4(b) below:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table for Non-PEO NEOs(a)	Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$6,082,873	$(5,018,564)	$(1,325,468)	$(261,159)

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the listed fiscal year.
(b)
Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the average year-end fair value of any equity awards granted in the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the average change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior fiscal years that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the average fair value as of the vesting date; (iv) for equity awards granted in prior fiscal years for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the average change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards that are granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the average fair value at the end of the prior fiscal year; and (vi) the average dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. The amounts deducted or added in calculating the equity award adjustments for 2024 are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Fiscal Year as of End of Covered Fiscal Year for Non-PEO NEOs	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years as of End of Covered Fiscal Year for Non-PEO NEOs	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Fiscal Year for Non-PEO NEOs	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year for Non-PEO NEOs	Fair Value at End of Prior Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year for Non-PEO NEOs
Average
Dollar
Value of
Dividends
or other
Earnings
Paid on
Stock or
Option
Awards in
Covered
Fiscal Year
Prior to
Vesting Date
not Otherwise
Included
in Total
Compensation
for Covered
Fiscal Year
for Non-PEO
NEOs
							Total - Average Equity Adjustments for Non-PEO NEOs
2024	$4,217,540	$(4,037,719)	$628,176	$(2,133,465)	—	—	$(1,325,468)

5.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2019) by our share price at the beginning of the measurement period. Following SEC regulations, we calculated the cumulative TSR for 2024 as an average of the past 5 years (December 31, 2019 to December 31, 2024) assuming an initial investment of $100 on December 31, 2019.

6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Biotechnology Index.

7.
The dollar amounts reported represent the amount of GAAP net loss in our audited consolidated financial statements for each covered fiscal year included in our Annual Reports on Form 10-K filed with the SEC.

8.	The dollar amounts represent our revenue, as reflected in our audited consolidated financial statements for each covered fiscal year included in our Annual Reports on Form 10-K filed with the SEC.
Analysis of Information Presented in Pay-Versus-Performance Table
As described in more detail in “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation program reflects a variable “pay-for-performance” philosophy. While over the years we have used several different performance measures to align executive compensation with our performance, all of these performance measures are not presented in the Pay-Versus-Performance table. Moreover, while we generally seek to prioritize long-term performance as our primary incentive for Dr. Kumar and our other Non-PEO Named Executive Officers, we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are presenting the following relationships between the information presented in the Pay-Versus-Performance Table.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, Company TSR and Cumulative TSR Comparison
As demonstrated by the following graph, the amount of compensation actually paid to our PEO and the average amount of compensation actually paid to our other NEOs as a group (except Dr. Kumar) is generally aligned with our TSR over the period presented in the Pay-Versus-Performance Table. This alignment of compensation actually paid with our cumulative TSR over the period presented is because a significant portion of the compensation actually paid to our PEO and our other NEOs is comprised of equity awards. As described in more detail in “Executive Compensation – Compensation Discussion and Analysis,” in 2024, we set 94% of our PEO, 88% of our Former CFO, and 90% of our CFO compensation, respectively, at risk in the form of performance-based bonuses and time-based equity awards to align the interests of our NEOs and stockholders. The chart also compares the Company’s TSR to that of the Nasdaq Biotechnology Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
250
200
150
100
50
0
-50
-100
-150
-200
TSR (12/31/2019 Indexed to $100)
$250
$200
$150
$100
$50
$0
202.88
151.1
126.45
113.65
118.87
118.20
100.00
126.42
100.00
70.1
115.18
78.29
18.4
47.59
21.74
29.1
-23.1
-11.3
-0.8
-2.7
-0.3
-132.8
2019
2020
2021
2022
2023
2024
Fiscal Year
Neil Kumar, Ph.D. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
BridgeBio TSR
Nasdaq Biotechnology Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net loss during the five most recently completed fiscal years. While we consider numerous financial and non-financial performance measures for the purpose of evaluating the performance for our executive compensation program, we do not specifically align our performance measures with compensation that is actually paid to Dr. Kumar and other NEOs for a particular year. We do not use revenue as a financial performance measure in our overall executive compensation program, so there is, at best, only an indirect correlation between our revenue and our Board’s and Compensation Committee’s discretionary determination of NEO compensation based on the totality of Company and individual performance. As described above, our Board of Directors believes that it can responsibly discharge its duties by maintaining discretion to evaluate corporate performance at the close of the year based on the totality of the circumstances without reliance on rote calculations under set formulas. As described in more detail in “Executive Compensation - Compensation Discussion and Analysis,” in 2024, we set 94% of our PEO, 88% of our Former CFO, and 90% of our CFO compensation, respectively, at risk in the form of performance-based bonuses and time-based equity awards to align the interests of our NEOs and stockholders.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Loss
Compensation Actually Paid ($ Millions)
Net Loss (Thousands $)
200
150
100
50
0
-50
-100
-150
-200
$800,000
$600,000
$400,000
$200,000
$0
-$200,000
-$400,000
-$600,000
-$800,000
151.1
18.4
-132.8
-23.1
-11.3
-0.8
70.1
29.1
-2.7
-0.3
-505,488
-586,454
-484,652
-653,251
-543,347
2020
2021
2022
2023
2024
Fiscal Year
Neil Kumar, Ph.D. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
BridgeBio Net Loss

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Revenue during the five most recently completed fiscal years.

PEO and Average Non -PEO NEO Compensation Actually Paid
Versus Revenue
Compensation Actually Paid ($ Millions)
250
200
150
100
50
0
-50
-100
-150
-200
Revenue (Thousands $)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
151.1
18.4
8,249
-132.8
-23.1
69,716
-11.3
-0.8
77,648
70.1
29.1
9,303
-3.2
-0.3
221,902
2020
2021
2022
2023
2024
Fiscal Year
Neil Kumar, Ph.D. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
BridgeBio Revenue

Table of Performance Measures
As discussed in greater detail in the “Executive Compensation – Compensation Discussion and Analysis,” the actual amount of bonus compensation that is earned by our NEOs is a discretionary determination made by the Board of Directors based on the recommendation of the Compensation Committee. Our short-and long-term incentive payouts consider the holistic caliber of our performance in areas such as research, clinical, and regulatory milestones versus defined financial performance measures. In aggregate, our performance in these areas drives our compensation structure, specifically the degree to which our NEOs are granted equity awards and earn cash bonuses. While we consider numerous financial and non-financial performance measures for the purpose of evaluating performance for our executive compensation program, we do not specifically align our performance measures with compensation that is actually paid to Dr. Kumar and other NEOs for a particular year. As such, we are not required to disclose a tabular list of performance measures.
Pay Versus Performance: Conclusions
The Compensation Committee believes in “pay for performance” and has structured our compensation program to reward our executive officers when we are delivering strong results. As discussed in more detail in “2024 Business and Financial Highlights”, the approval of Attruby, the progress across our clinical programs, and the efforts to strengthen our financial position represented an achievement of all corporate goals in 2024. Consistent with our “pay for performance” philosophy, we continue to set executive compensation so that a significant portion is based on “at-risk” payments to maintain alignment between the interests of our executive officers and stockholders. Almost all compensation was “at risk” for our senior executives, including our NEOs.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Agreements and Transactions with 5% Stockholders and Their Affiliates
Consulting Agreements
Frank P. McCormick, Ph.D., F.R.S., D.Sc.
We entered into a consulting agreement, effective as of January 1, 2021, with Dr. McCormick, a member of our Board of Directors. Pursuant to the consulting agreement, as amended, Dr. McCormick provides consulting services to us generally in the area of oncology and pipeline development matters. In 2024, we paid Dr. McCormick $500,000 in connection with his consulting services. Dr. McCormick is also entitled to reimbursement for expenses incurred in the course of rendering services under the consulting agreement.
QLS Advisors, LLC
In December 2020, we entered into a consulting agreement with BioSF Global (the “BioSF Agreement”), a joint collaboration of QLS Advisors LLC (“QLS”), of which Andrew W. Lo, Ph.D., a member of our Board of Directors, is the co-founder and chairman, and Ram Island Strategies LLC to provide certain consulting, legal and other services to us. Under the agreement, we have agreed to pay an aggregate of $125,000 to QLS under the BioSF Agreement, and up to $199,000 if a transaction occurs resulting from services under the BioSF Agreement, provided that no other payments shall have been made to QLS during such calendar year. In 2024, we paid QLS an aggregate amount of 50,000 in connection with its consulting services.
Employment Agreements
We are party to an employment offer letter agreement with Charles Homcy, M.D., a member of our Board of Directors, pursuant to which Dr. Homcy serves as our Senior Advisor, Chair of Pharmaceuticals. The position is part-time and requires Dr. Homcy to devote at least 20% of his full working time and efforts to our business and affairs. Pursuant to this agreement, Dr. Homcy is entitled to a salary at the annual rate of $500,000 and is eligible to participate in or receive benefits under our employee benefit plans in effect from time to time (including, without limitation, any group health care plan, paid time off, and 401(k)), subject to the terms of such plans.
See the section titled “Proposal 1—Election of Directors—Director Compensation” for information regarding employment compensation received by Dr. Homcy in 2024.
Family Relationships
Jackson Randal, a business development and operations analyst at the Company, is the son of Jennifer E. Cook, a member of our board of directors. During our fiscal year ended December 31, 2024, Mr. Randal received total cash compensation, consisting of salary and bonus in the amount of $46,813. Mr. Randal also received 1,156 shares of our RSUs with an aggregate grant date fair market value of $29,659, with (a) 218 of the RSUs subject to a two-year vesting schedule, with one-half vesting on the first anniversary of the grant date and the remaining half vesting on the second anniversary, and (b) 938 of the RSUs subject to a four-year vesting schedule, with one-fourth vesting on the first anniversary of the grant date and the remaining shares vesting in equal quarterly installments over the following three years.
Executive Officer and Director Compensation
See the sections titled “Executive Compensation” and “Proposal 1—Election of Directors—Director Compensation” for information regarding compensation of our executive officers and directors, respectively.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Procedures for Approval of Related Person Transactions
The Audit Committee conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee follows the policies and procedures set forth in our Amended and Restated Related Person Transaction Policy in order to facilitate such review. The Amended and Restated Related Person Transaction Policy is written.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth the beneficial ownership information of our common stock by:
•	each person known to us to be the beneficial owner of more than 5% of our common stock as of April 1, 2025;
•	each named executive officer;
•	each of our directors; and
•	all of our executive officers and directors as a group.
We have based our calculation of the percentage of beneficial ownership of 189,856,023 shares of common stock outstanding on April 1, 2025.
Each individual or entity shown in the table has furnished information with respect to beneficial ownership. The information with respect to our executive officers and directors is as of April 1, 2025 unless otherwise noted. The information with respect to certain significant stockholders is based on filings by the beneficial owners with the SEC pursuant to section 13(d) and 13(g) of the Exchange Act. We have determined beneficial ownership in accordance with the SEC’s rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before May 31, 2025, which is 60 days after April 1, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
KKR Genetic Disorder L.P.(2)	19,260,971	10.15%
Viking Global Entities(3)	22,055,375	11.62%
The Vanguard Group(4)	12,800,294	6.74%
BlackRock, Inc.(5)	12,878,839	6.78%
Directors and Named Executive Officers
Neil Kumar, Ph.D.(6)	9,821,309	5.08%
Brian C. Stephenson, Ph.D., CFA(7)	1,196,739	*
Thomas Trimarchi, Ph.D. (8)	407,137	*
Charles Homcy, M.D.(9)	1,866,612	*
Eric Aguiar, M.D.(10)	321,309	*
Jennifer E. Cook(11)	345,545	*
Douglas A. Dachille(12)	156,983	*
Ronald J. Daniels(13)	227,965	*
Andrea J. Ellis(14)	118,983	*
Fred Hassan(15)	156,283	*
Andrew W. Lo, Ph.D.(16)	480,914	*
Frank P. McCormick, Ph.D., F.R.S., D.Sc.(17)	1,493,119	*
James C. Momtazee(18)	434,727	*
Ali J. Satvat(2)(19)	19,741,684	10.38%
Randal W. Scott, Ph.D.(20)	236,232	*
Hannah A. Valantine, M.D.(21)	118,744	*
All directors and executive officers as a group (15 persons)(22)	35,927,546	18.20%

*	Represents beneficial ownership of less than one percent of the shares of the Company’s common stock.

(1)	Unless otherwise indicated, the address of all listed stockholders is 3160 Porter Drive, Suite 250, Palo Alto, California 94304.
(2)
Based on a Schedule 13D/A filed with the SEC on March 7, 2025 by KKR Genetic Disorder L.P. Consists of 19,260,971 shares of common stock directly owned by KKR Genetic Disorder L.P. KKR Genetic Disorder GP LLC, as the general partner of KKR Genetic Disorder L.P., KKR Group Partnership L.P., as the sole member of KKR Genetic Disorder GP LLC, KKR Group Holdings Corp., as the general partner of KKR Group Partnership L.P., KKR & Co. Inc., as the sole stockholder of KKR Group Holdings Corp., KKR Management LLP, as the Series I Preferred stockholder of KKR & Co. Inc., and Messrs. Henry R. Kravis and George R. Roberts, as the founding partners of KKR Management LLP, may be deemed to be the beneficial owners having shared voting and investment power with respect to the shares described above. The principal business address of each of the entities and persons identified in the immediately preceding sentence, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025. Mr. Satvat is a member of our Board of Directors and serves as an executive of Kohlberg Kravis Roberts & Co. L.P. and/or one or more of its affiliates. Each of Messrs. Kravis, Roberts and Satvat disclaims beneficial ownership of the shares held by KKR Genetic Disorder L.P. The principal business address of Mr. Satvat is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(3)
Based on a Schedule 13D/A filed with the SEC on March 12, 2025 by Viking Global Investors LP. Consists of (i) 487,901 shares of common stock held by Viking Global Equities Master Ltd. (“VGE Master”); (ii) 194,184 shares of common stock held by Viking Long Fund Master Ltd. (“VLF”) and (iii) 21,373,290 shares of common stock held by Viking Global Opportunities Illiquid Investments Sub-Master LP (“Viking Opportunities,” and together with VGE Master, VLF and Viking Opportunities, the “Viking Global Entities”). VGE Master has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Global Performance LLC (“VGP”), and by Viking Global Investors LP (“VGI”), which provides managerial services to VGE Master. VLF has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its investment manager, Viking Long Fund GP LLC (“VLFGP”), and by VGI, which provides managerial services to VLF. Viking Opportunities has the power to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Viking Opportunities GP”), by VGI, which provides managerial services to Viking Opportunities, and by Viking Global Opportunities Parent GP LLC (“Viking Opportunities Parent”), which serves as the sole member of Viking Opportunities GP. O. Andreas Halvorsen, David C. Ott and Rose S. Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI), VGP, VLFGP and Viking Opportunities Parent, have shared power to direct the voting and disposition of investments beneficially owned by VGI, VGP, VLFGP and Viking Opportunities Parent. The business address of each of the Viking Global Entities is c/o Viking Global Investors LP, 600 Washington Boulevard, Floor 11, Stamford Connecticut 06901.

(4)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. Consists of 12,800,294 shares of common stock. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. No one other person’s interest in the securities reported herein is more than 5%. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Based on a Schedule 13G/A filed with the SEC on November 12, 2024 by BlackRock, Inc. Consists of 12,878,839 shares of common stock and includes holdings from the following subsidiaries: Blackrock Advisors, LLC, Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; BlackRock Fund Advisors,; and BlackRock Fund Managers Ltd. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of BridgeBio Pharma, Inc. No one person’s interest in the common stock of BridgeBio Pharma, Inc. is more than five percent of the total outstanding common shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(6)
Consists of: (i) 6,155,851 shares of common stock, of which 211,718 shares are held by Dr. Kumar, 4,948,447 shares are held by the Kumar Haldea Revocable Trust, and 995,686 shares are held by the Kumar Haldea Family Irrevocable Trust (Dr. Kumar disclaims beneficial ownership of the shares held in the trusts), (ii) 3,600,762 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter, and (iii) 64,696 restricted stock units that are vested and releasable within 60 days of April 1, 2025.

(7)
Consists of (i) 102,464 shares of common stock held by Dr. Stephenson, (ii) 1,069,255 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter and (iii) 25,020 restricted stock units that are vested and releasable within 60 days of April 1, 2025.

(8)
Consists of (i) 79,172 shares of common stock held by Dr. Trimarchi, (ii) 289,420 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter and (iii) 38,545 restricted stock units that are vested and releasable within 60 days of April 1, 2025. .

(9)
Consists of (i) 1,230,085 shares of common stock held by Dr. Homcy and (ii) 636,527 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(10)	Consists of 321,309 shares of common stock issuable upon the exercise of options held by Dr. Aguiar that are vested as of April 1, 2025 or exercisable within 60 days thereafter.
(11)
Consists of (i) 7,152 shares of common stock held by Ms. Cook and (ii) 338,393 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(12)
Consists of (i) 20,000 shares of common stock held by The Dachille 2012-1 Family Trust and (ii) 136,983 shares of common stock issuable upon the exercise of options held by Mr. Dachille that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(13)
Consists of (i) 10,402 shares of common stock held by Mr. Daniels and (ii) 217,563 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(14)
Consists of (i) 12,000 shares of common stock held by Mrs. Ellis and (ii) 106,983 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(15)
Consists of (i) 19,300 shares of common stock held by Mr. Hassan and (ii) 136,983 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(16)
Consists of (i) 253,682 shares of common stock, of which 48,099 shares are held by Dr. Lo and 205,583 shares are held by Andrew W. Lo and Nancy N. Lo JTWROS, and (ii) 227,232 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(17)
Consists of (i) 1,092,665 shares of common stock, of which 112,686 shares are held by Dr. McCormick and 979,979 shares are held by the Francis P. McCormick Rev Trust U/A DTD 1/27/2017, of which Dr. McCormick is the Trustee, and (ii) 400,454 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(18)
Consists of (i) 88,491 shares of common stock, of which 8,491 shares are held by Mr. Momtazee and 80,000 shares are held by The James Momtazee Revocable Trust, of which Mr. Momtazee is the Trustee, and (ii) 346,236 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(19)
Consists of (i) 19,260,971 shares of common stock held by KKR Genetic Disorder L.P. as described in footnote (2) above (Mr. Satvat disclaims beneficial ownership of the shares held by KKR Genetic Disorder L.P.), (ii) 159,404 shares of common stock held by Mr. Satvat and (iii) 321,309 shares of common stock issuable upon the exercise of options held by Mr. Satvat that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(20)
Consists of (i) 9,000 shares of common stock, of which 5,000 shares of common stock held by Dr. Scott and 4,000 shares of common stock held by Thinking Bench Capital LLC, of which Dr. Scott is the manager and The OG Family Trust (a revocable trust of which Dr. Scott and his spouse are trustees) is sole member, and (ii) 227,232 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(21)
Consists of (i) 5,197 shares of common stock, of which 1,764 shares are held by Dr. Valantine and 3,433 shares of common stock are held by Dr. Valantine’s spouse, and (ii) 113,547 shares of common stock issuable upon the exercise of options that are vested as of April 1, 2025 or exercisable within 60 days thereafter.

(22)	Consists of the number of shares beneficially owned by our current officers and directors.

PROPOSAL 2

NON-BINDING, ADVISORY VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Our Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Exchange Act, our Board of Directors is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers.
The following proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and are consistent with current market practices. At our 2021 Annual Meeting of Stockholders, our stockholders approved one year as the preferred frequency for holding non-binding advisory votes to approve the compensation of our named executive officers. Accordingly, we are asking our stockholders to vote for the resolution:
“RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Before you vote, we recommend that you read the Executive Compensation section of this proxy statement for additional details on our executive compensation programs and philosophy.
This vote is advisory, and therefore not binding on us, the Board of Directors or the Compensation Committee. However, our Board of Directors and Compensation Committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Vote Required
Approval on a non-binding, advisory basis of the compensation of our named executive officers requires an affirmative vote of a majority of the votes properly cast for and against on the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for 2025. Representatives of Deloitte will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.
Our organizational documents do not require that the stockholders ratify the selection of Deloitte as our independent registered public accounting firm, and stockholder ratification is not binding on us, the Board of Directors or the Audit Committee. We request such ratification, however, as a matter of good corporate practice. Our Board of Directors, including our Audit Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the ratification of the selection of Deloitte as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns, although the Audit Committee, in its discretion, may still retain Deloitte.
Independent Registered Public Accounting Firm Fees And Services
The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2024 and December 31, 2023 by Deloitte.

Fees billed	2024 Deloitte	2023 Deloitte
Audit Fees	$2,479,025	$2,239,115
Audit-Related Fees	—	818,200
Tax Fees	24,778	361,348
All Other Fees	188,391	7,390
Total	$2,692,194	$3,426,053

Audit Fees. This category consists of fees for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, assistance with registration statements filed with the SEC, services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements and other fees in connection with our adoption of new accounting pronouncements. This category also includes fees for services incurred in connection nonrecurring transactions completed in each of 2023 and 2024.
Audit-Related Fees. This category consists of fees billed for related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the Audit Fees category.
Tax Fees. This category consists of fees for services provided for tax consultation services.
All Other Fees. This category consists of fees for all other services that are not reported above.
Audit Committee Pre-Approval Policies
The Audit Committee is directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent registered public accounting firm. The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company
Accounting Oversight Board), except that pre-approval is not required for the provision of non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to the Chair of the Audit Committee the authority to grant pre-approvals for audit and non-audit services, provided such approvals are presented to the Audit Committee at its next scheduled meeting. All services provided by Deloitte during fiscal years 2023 and 2024 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

Vote Required
The ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the votes properly cast for and against the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2025.
The following Audit Committee Report is not considered proxy solicitation material and is not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of the Company’s filings made under the Securities Act of 1933 or the Exchange Act that might incorporate filings made by the Company under those statutes, the Audit Committee Report shall not be incorporated by reference into any prior filings or into any future filings made by the Company under those statutes.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at https://bridgebio.com.
The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and the independent registered public accounting firm.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended December 31, 2024, with the Company’s management and Deloitte & Touche LLP. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board Rule 3526 and the Audit Committee discussed the independence of Deloitte & Touche LLP with that firm.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2024.
The Audit Committee and the Board of Directors have recommended the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
AUDIT COMMITTEE
ANDREA J. ELLIS, CHAIR
ERIC AGUIAR
DOUGLAS DACHILLE
RANDAL W. SCOTT

PROPOSAL 4

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF
THE 2021 AMENDED AND RESTATED
BRIDGEBIO PHARMA, INC. STOCK OPTION AND INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 5,000,000 SHARES
Proposal
Our Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On June 21, 2019, our Board of Directors adopted the BridgeBio Pharma, Inc. 2019 Stock Option and Incentive Plan (the “2019 Plan”), subject to stockholder approval, which was obtained on June 22, 2019. On April 14, 2020, our Board of Directors adopted an amendment and restatement of the 2019 Plan (the “Amended 2019 Plan”), also subject to stockholder approval, which was obtained on June 2, 2020. On October 28, 2021, our Board of Directors adopted an amendment and restatement of the Amended 2019 Plan in the form of the 2021 Amended and Restated BridgeBio Pharma, Inc. Stock Option and Incentive Plan (the “2021 Plan”), subject to stockholder approval, which was obtained on December 15, 2021.
On March 19, 2025, our Board of Directors adopted the second amendment and restatement of the 2021 Plan (the “Amended and Restated Plan”), subject to stockholder approval. The Amended and Restated Plan amends the 2021 Plan to increase the aggregate number of shares authorized for issuance under the 2021 Plan by 5,000,000 shares, which includes an increase in the aggregate number of shares that may be issued in the form of incentive stock options by 5,000,000 shares, subject to adjustment as provided for in the 2021 Plan. A copy of the Amended and Restated Plan is attached as Exhibit A to this proxy statement and is incorporated herein by reference.
We are requesting that stockholders approve the proposed Amended and Restated Plan. If this proposal is approved by our stockholders at the 2025 Annual Meeting, the Amended and Restated Plan will provide for an additional 5,000,000 shares to be reserved for issuance thereunder. If stockholders do not approve this proposal, the changes proposed in the Amended and Restated Plan will not become available for issuance under the 2021 Plan. The 2021 Plan will otherwise remain in effect in accordance with its existing terms. In such event, our Board of Directors will consider whether to adopt alternative arrangements based on its assessment of our needs, which may include providing cash-based incentives and/or limiting participation in the equity program, which may limit our ability to attract and retain key talent. We believe that the proposed share pool increase to the 2021 Plan is reasonable, appropriate, and in the best interests of our stockholders.
As of April 1, 2025, (i) there were stock options to acquire 11,399,451 shares of common stock outstanding under our equity compensation plans (11,257,188 shares under our 2021 Plan and 142,263 shares under our Amended and Restated 2019 Inducement Equity Plan (the “Inducement Plan”) to new hires as inducement grants made in accordance with Nasdaq Listing Rule 5635(c)), with a weighted average exercise price of $25.28 ($25.20 under our 2021 Plan and $32.16 under our Inducement Plan) and a weighted average remaining term of 5.98 years (5.99 under our 2021 Plan and 4.98 years under our Inducement Plan); and (ii) 13,329,147 shares of common stock underlying restricted stock unit awards outstanding under our equity compensation plans (11,779,223 shares under our 2021 Plan and 1,549,924 shares under the Inducement Plan).
As of April 1, 2025, 5,122,216 shares of our common stock remain available for issuance under the 2021 Plan. This amount does not reflect the additional 5,000,000 shares reserved under the Amended and Restated Plan, as set forth in this proposal.
Reasons Why We Urge Stockholders to Vote in Favor of the Amendment and Restatement of the 2021 Plan
Equity enables us to attract, retain and motivate key talent. The Amended and Restated Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.
Alignment of employee and stockholder interests. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business. During 2024, approximately 84% of awards granted to our employees under the 2021 Plan were to employees who are not our executive officers.
Thoughtful balance of our need to attract and retain talent with stockholder interests regarding dilution. The Compensation Committee carefully monitors our annual net burn rate, total dilution, overhang, and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our Compensation Committee determined the size of the reserved pool under the Amended and Restated Plan based on projected equity awards to anticipated new hires and existing employees, potential new directors and consultants and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. Our total overhang at the end of 2024 was approximately 16.7%, which is below the 50th percentile for our 2024 peer companies(17.6%) measured at the end of 2024, as well as equity dilution thresholds of large institutional investors, which are typically set at 20%. The proposed increase in the number of shares reserved by 5,000,000 shares is approximately 2.6% of the Company’s shares of common stock outstanding on December 31, 2024, which is below the 25th percentile (3.0% of common shares outstanding) for biotech companies with a market capitalization of $1.5 billion to $15.0 billion that submitted a share request in 2024. In addition, our average annual net burn rate for the last three fiscal years was approximately 3.8%. We believe the proposed increase is reasonable and anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees, non-employee directors and consultants for the next year. While the Company believes this is a reasonable estimate of how long the share reserve would last, the actual period for which the proposed share reserve will fund our equity compensation program may be shorter or longer based on changes in participation and our stock price.
Summary of Material Features of the Amended and Restated Plan
The material features of the Amended and Restated Plan are:
•
Pursuant to the Amended and Restated Plan, an additional 5,000,000 shares are reserved for issuance under the Amended and Restated Plan (together with the aggregate of 47,723,827 shares of common stock previously reserved under the 2021 Plan (totaling 52,723,827 shares reserved));

•	The maximum number of shares of common stock that may be issued in the form of incentive stock options under the Amended and Restated Plan shall not exceed 52,723,827 shares;
•
Awards of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights are permitted;

•
The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the Amended and Restated Plan will be added back to the shares of common stock available for issuance under the Amended and Restated Plan. Shares we reacquire on the open market will not be added to the reserved pool under the Amended and Restated Plan;

•
The value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director for his or her services as a director in any calendar year may not exceed $600,000; provided, that in the first calendar year in which any individual becomes a non-employee director, the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us may not exceed $1,250,000;

•	Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•	No automatic annual increase in the number of shares of common stock reserved and available for issuance;
•	Awards under the Amended and Restated Plan are subject to the Company’s clawback policy;
•
Dividends and dividend equivalents in respect of any award under the Amended and Restated Plan will only be paid if and to the extent that the underlying award becomes vested or earned (and will be forfeited if the award is forfeited);

•	No tax gross-ups related to plan awards;
•	Any material amendment to the Amended and Restated Plan is subject to approval by our stockholders; and
•	The term of the Amended and Restated Plan will expire on June 25, 2029. We are not requesting an extension to the term of our plan.
Based solely on the closing price of our common stock as reported by the Nasdaq Global Select Market on April 1, 2025 and the maximum number of shares that would have been available for awards as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the common stock that could potentially be issued under the Amended and Restated Plan is $334.2 million.
Historical Burn Rate
The following table sets forth information regarding historical awards granted and earned for the fiscal year 2022 through 2024 period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year (in the case of net burn rate, net of cancellations and forfeitures) divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share element	2024	2023	2022
Stock Options Granted	401,924	1,724,909	1,468,894
Stock Options Canceled/Forfeited	3,049	6,22,601	1,177,518
Full-Value Awards Granted	6,111,818	9,580,459	5,135,418
Full-Value Canceled/Forfeited	963,783	551,407	2,257,016
Weighted average common shares outstanding during the fiscal year	186,075,873	162,791,511	147,473,076
Net Annual Burn Rate	3.0%	6.2%	2.1%
Three-Year Average Burn Rate(1)	3.8%

(1)	As illustrated in the table above, our three-year average net burn rate for the fiscal year 2022 through 2024 period was 3.8%.
Summary of the Amended and Restated Plan
The following description of certain features of the Amended and Restated Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended and Restated Plan, which is attached hereto as Exhibit A.
Administration. The Amended and Restated Plan will be administered by the Compensation Committee (the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to modify or accelerate any award and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated Plan. The Administrator may delegate to a committee consisting of one or more officers of the Company, including our Chief Executive Officer, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not a member of the delegated committee, subject to certain limitations and guidelines.
Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Amended and Restated Plan, subject to the discretion of the administrator. As of April 1, 2025, approximately 843 individuals were currently eligible to participate in the Amended and Restated Plan, had it been effective on such date, which includes 3 executive officers, 753 employees who are not executive officers, 12 non-employee directors and 75 consultants (other than non-employee directors). There are certain limits on the number of awards that may be granted under the Amended and Restated Plan. For example, the maximum number of shares of common stock to be issued under the Amended and Restated Plan is 52,723,827 shares. The maximum number of shares of common stock that may be issued in the form of incentive stock options under the Amended and Restated Plan shall not exceed 52,723,827 shares.
Director Compensation Limit. The Amended and Restated Plan provides that the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us to any non-employee director for his or her services as a director in any calendar year may not exceed $600,000; provided, that in the first calendar year in which any individual becomes a non-employee director, the value of all awards awarded under the Amended and Restated Plan and all other cash compensation paid by us may not exceed $1,250,000.
Stock Options. The Amended and Restated Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended and Restated Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee but generally may not be less than 100% of the fair market value of the common stock on the date of grant.
The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Amended and Restated Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of common stock that are not then subject to restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee, provided that the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.
To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. The term of each stock appreciation right will be fixed by our compensation committee and may not exceed 10 years from the date of grant. Our Administrator will determine at what time or times each stock appreciation right may be exercised.
Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period.
Restricted Stock Units. The Administrator may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash (to the extent explicitly provided for in the applicable award certificate) subject to such conditions and restrictions as the Administrator may determine.

These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.
Unrestricted Stock Awards. The Administrator may also grant shares of common stock which are free from any restrictions under the Amended and Restated Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of a restricted stock unit award (or a freestanding award) may be paid only if the related award becomes vested, or restrictions have lapsed, and such dividend equivalent rights shall expire or be forfeited or annulled under the same conditions as the restricted stock unit award (or freestanding award). Dividend equivalents credited to a holder of a dividend equivalent rights may be paid currently or may be deemed to be reinvested in additional shares of common stock, which may thereafter accrue additional equivalents. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards. The Administrator may grant cash bonuses under the Amended and Restated Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions. The Amended and Restated Plan provides that, in the event of and subject to the consummation of a “sale event,” as defined in the Amended and Restated Plan, except as otherwise provided by the Administrator in the award agreement, and unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity, all stock options and stock appreciation rights with time-based conditions will become vested and exercisable upon the sale event, all other awards with time-based vesting, conditions or restrictions will become fully vested and nonforfeitable as of the sale event, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with the sale event in the plan administrator’s discretion or to the extent specified in the relevant award agreement. In the event of such sale event, individuals holding stock options and stock appreciation rights will be permitted to exercise such stock options and stock appreciation rights (to the extent exercisable) prior to the sale event. In addition, in connection with the termination of the Amended and Restated Plan upon a sale event, we may make or provide for a cash payment to participants holding vested and exercisable stock options and stock appreciation rights equal to the difference between the per share cash consideration payable to stockholders in the sale event and the exercise price of the options or stock appreciation rights. We may also make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration payable to stockholders in the sale event multiplied by the number of vested shares subject to such awards. Finally, an acquirer or successor entity may assume, continue or substitute for the outstanding awards under the Amended and Restated Plan (taking into account the acceleration of such awards under the Amended and Restated Plan). All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Clawback Provision: Awards under the Amended and Restated Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
Adjustments for Changes in Stock. The Amended and Restated Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Amended and Restated Plan, to certain limits in the Amended and Restated Plan, and to any outstanding awards to reflect changes in stock as a result of a reorganization, recapitalization, reclassification, stock dividends, stock splits, reverse stock split or similar events.
Tax Withholding. Participants in the Amended and Restated Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Company may deduct any such taxes from any payment otherwise due to the grantee. In addition, the Administrator may cause any tax withholding obligation of the

Company to be satisfied by the Company withholding from shares of stock to be issued pursuant to any award a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. The Administrator may also require any tax withholding obligation of the Company to be satisfied by an arrangement whereby a certain number of shares of stock issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendments and Termination. The Board of Directors may at any time amend or discontinue the Amended and Restated Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the Nasdaq Global Select Market, any amendments that materially change the terms of the Amended and Restated Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive stock options.
Effective Date of Amended and Restated Plan. The Amended and Restated Plan will be effective until June 25, 2029. Awards of incentive options may be granted under the Amended and Restated Plan until June 21, 2029. No other awards may be granted under the Plan after June 25, 2029. The Amended and Restated Plan would not extend the term of the 2021 Plan.
New Plan Benefits
Because the grant of awards under the Amended and Restated Plan is within the discretion of the Administrator, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended and Restated Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended and Restated Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2024: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options		Stock Awards
Name and Position	Average Exercise Price ($)	Number of Awards (#)	Dollar Value ($)(1)	Number of Awards (#)
Neil Kumar, M.D., Chief Executive Officer	28.70	45,140	12,541,433	435,539
Brian C. Stephenson, Ph.D., CFA, Former Chief Financial Officer	28.70	15,442	4,318,393	149,961
Thomas Trimarchi, Ph.D., President and Chief Financial Officer	24.87	3,160	5,316,062	190,954
All current executive officers, as a group	28.51(2)	63,742	22,175,887(3)	776,454
All current directors who are not executive officers, as a group	27.36 (2)	338,182	—	—(4)
All current employees who are not executive officers, as a group	27.36 (2)	26,014(5)	151,489,108(3)	5,335,364

(1)
The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 16 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2024.

(2)	Represents the weighted-average exercise price for the group.
(3)	Represents the aggregate grant date fair value for the group.
(4)	No restricted stock units were granted to non-employee directors in 2024.
(5)
Represents a non-statutory stock option to purchase common stock granted to Dr. Homcy in 2024 for his service on our Board of Directors, which option is also included in the row titled “All current directors who are not executive officers, as a group.”

Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Amended and Restated Plan. It does not describe all federal tax consequences under the Amended and Restated Plan, nor does it describe state or local tax consequences.
Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the stock option is treated as a non-qualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Stock Options. No income is realized by the optionee at the time the stock option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the stock option.
Stock Appreciation Rights. No income will be recognized by a recipient upon the grant of either tandem or freestanding stock appreciation rights. For the year in which the stock appreciation right is exercised, the recipient will generally be taxed at ordinary income rates on the amount equal to the cash received plus the fair market value of any unrestricted shares received on the exercise.
Unrestricted Stock Awards. The recipient of an unrestricted stock award will generally be taxed at ordinary income rates on the difference between: (i) the fair market value of the shares of the Company’s common stock on the grant date, and (ii) the purchase price, if any, of the shares.
Restricted Stock Awards. The recipient of a restricted stock award will generally be taxed at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such restricted shares) at such time as the shares are no longer subject to restrictions. However, a recipient may elect under Section 83(b) of the Code (the election must be filed with the IRS within 30 days of the grant date) to be taxed at ordinary income rates on the difference between: (i) the fair market value of such shares of the Company’s common stock on the grant date, and (ii) the purchase price, if any, of the shares. If a Section 83(b) election has not been made, dividends received with respect to restricted shares will generally be taxed as ordinary income to the recipient. If a Section 83(b) election has been made, dividends will be taxed at dividend rates.

Restricted Stock Units. The recipient of a restricted stock unit will generally be taxed at ordinary income rates on the fair market value of the shares of the Company’s common stock awarded on the transfer date (reduced by any amount paid by the recipient for such shares). The capital gains/loss holding period for such shares will also commence on such date.
Dividend Equivalent Rights. There are generally no Federal income tax consequences to the recipient or the Company on the grant of a dividend equivalent right. When the dividend equivalent right is converted to cash and/or additional shares of common stock and distributed to the recipient of a dividend equivalent right, the cash or the fair market value of the shares of common stock will be taxable to the recipient as ordinary income and the Company will be entitled to a corresponding deduction for tax purposes.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Amended and Restated Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.
Equity Compensation Plan Information Table
The following table provides information as of December 31, 2024 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the Amended and Restated 2019 Employee Stock Purchase Plan (the “ESPP”), the 2021 Plan and the 2019 Inducement Equity Plan (the “Inducement Plan”).

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in first column)
Equity compensation plans approved by security holders(2)	20,262,848(3)	$25.02	12,158,228(4)
Equity compensation plans not approved by security holders(5)	2,888,159(6)	$16.68	1,094,152(7)
Total	23,151,007	$24.23	13,252,380

(1)
The weighted average exercise price is calculated based solely on outstanding stock options. This weighted-average exercise price does not reflect shares subject to restricted stock units or purchase rights accruing under the ESPP as of December 31, 2024 because the purchase rights (and therefore, the number of shares to be purchased) are not determined until the end of the purchase period on February 15, 2025.

(2)	Includes grants under the ESPP and the 2021 Plan.
(3)
Includes 11,322,006 shares of common stock issuable upon the exercise of outstanding options and 8,940,842 restricted stock units. Does not include purchase rights accruing under the ESPP as of December 31, 2024 because the purchase rights (and therefore, the number of shares to be purchased) are not determined until the end of the purchase period on February 15, 2025.

(4)
As of December 31, 2024, a total of 8,796,454 shares of our common stock was reserved and available for issuance pursuant to the 2021 Plan. This number will be subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividends, stock splits, reverse stock split or a similar event. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. As of December 31, 2024, a total of 3,361,774 shares of our common stock was reserved and available for issuance pursuant to the ESPP. The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase each January 1, beginning on January 1, 2020, by the lesser of 2,000,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our Compensation Committee. The Compensation Committee determined not to increase the number of shares reserved and available under the ESPP in 2025. This number will be subject to adjustment in the event of a change in our capitalization.

(5)
Includes grants under the Inducement Plan. In connection with our acquisition of Eidos Therapeutics, Inc. we also assumed outstanding Eidos Therapeutics, Inc. options. For more information about the Inducement Plan and the assumed Eidos Therapeutics, Inc. awards, please see Note 16 to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 20, 2025.

(6)
Includes 163,702 shares of common stock issuable upon the exercise of outstanding options (with a weighted-average exercise price of $32.15) and 1,710,282 restricted stock units from the Inducement Plan, and 1,014,175 shares of common stock issuable under outstanding stock options (with a weighted-average exercise price of $14.18) from the assumption of Eidos.

(7)
As of December 31, 2024, a total of 1,094,152 shares of common stock was reserved and available for issuance pursuant to the Inducement Plan. This number will be subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividends, stock splits, reverse stock split or a similar event. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the Inducement Plan will be added back to the shares of common stock available for issuance under the Inducement Plan

Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes properly cast for and against this proposal at the Annual Meeting. Abstentions and non-broker votes will have no effect on the vote for this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED PLAN.

PROPOSAL 5

APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION
Our Board of Directors believes that eliminating personal monetary liability for officers under certain circumstances is essential to attract, retain and motivate people with the necessary talent and experience to join the Company and to achieve our short- and long-term business objectives. In March 2025, our Board of Directors approved an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) to provide for the exculpation of liability for certain officers of the Company (“Charter Amendment”). We are requesting that our stockholders approve the Charter Amendment. If our stockholders approve the Charter Amendment, it will amend the current version of the Charter. In the event that our stockholders do not approve this Proposal 5, the Charter Amendment will not become effective, and the Charter will continue in its current form.
Background
In August 2022, the State of Delaware, which is the Company’s state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”).
Specifically, the amended Section 102(b)(7) of the DGCL allows us to add a provision to our certificate of incorporation that no officer of the Company shall be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as an officer, except for liability (i) for any breach of the officer’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the officer derived an improper personal benefit, or (iv) arising from any claim brought by or in the right of the Company.
Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)
As amended, Section 102(b)(7) of the DGCL provides important conditions and limitations on a corporation’s exculpation of its officers for monetary damages from breaches of fiduciary duty.
•	Exculpation is only available for breaches of the fiduciary duty of care.
•
Exculpation is not available for breaches of the fiduciary duty of loyalty (which requires officers to act in good faith for the benefit of the corporation and its stockholders and not for personal gain).

•	Exculpation is not available for intentional misconduct or knowing violations of the law.
•	The protections of Section 102(b)(7) are limited to monetary damages only, so that claims against officers for equitable relief are available.
•	Exculpation is not available in connection with derivative claims on behalf of the corporation by a stockholder.
Purpose for the Inclusion of an Officer Exculpation Provision
Our Board of Directors believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate. Generally, claims against corporations for breaches of fiduciary duties are expected to continue increasing. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation. Further, the Board of Directors anticipates that similar exculpation provisions are likely to continue to be adopted by the Company’s peers and others with whom the Company competes for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers. A Delaware corporation seeking to extend the benefits of the amended Section 102(b)(7) of the DGCL to its corporate officers must amend its certificate of incorporation, as the protections do not apply automatically and must be embedded in the corporation’s certificate of incorporation to be effective. Our Board of Directors believes the proposed Charter Amendment would better position us to recruit top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors. Accordingly, the Board of Directors has determined it advisable and in the best interests of the Company and its stockholders to seek stockholders’ approval for the Charter Amendment.
Effect of the Proposal if Approved
The following description of certain features of the Charter Amendment is qualified by the full text of the amendment, which is adding a new Article X in the Charter and attached to this Proxy Statement as Exhibit B.
The Charter Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to the limitations described above. As is already the case with directors under the Charter, the Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
If this proposal to amend the Charter is approved by our stockholders at the annual meeting, it will become effective upon the filing of the Charter Amendment, and the resulting Charter Amendment will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. In accordance with the DGCL, however, the Board of Directors may abandon the Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval. If our stockholders do not approve the Charter Amendment, the Charter will remain unchanged, our officers will not be entitled to exculpation under the DGCL, and the Charter Amendment will not be filed with the Delaware Secretary of State.
Vote Required
The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter. Abstentions and broker non-votes will have the same effect on the outcome of this proposal as a vote “AGAINST” this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 6

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO THE EXTENT THERE ARE
INSUFFICIENT VOTES TO APPROVE ANY OF THE ABOVE PROPOSALS
We request our stockholders to consider and vote on a proposal to approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of one or more of the prior proposals if there are not sufficient votes at the time of the Annual Meeting to adopt such proposal or to establish a quorum, which proposal we refer to as the “Adjournment Proposal.”
Vote Required
The approval of an adjournment of the Annual Meeting to the extent there are insufficient votes to approve any of the above proposals requires an affirmative vote of a majority of the votes properly cast for and against on the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADJOURNMENT PROPOSAL.

HOUSEHOLDING OF PROXY MATERIALS
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares.
Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

OTHER MATTERS
We are not aware of any matters that may come before the meeting other than those referred to in the notice. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.
Accompanying this Proxy Statement is our Annual Report. Copies of our Annual Report are available free of charge on our website at https://bridgebio.com, under the “Investors/Corporate Governance” link, or you can request a copy free of charge by sending a request online by accessing our website (https://bridgebio.com) and selecting the “Investors” tab and “Contact IR.” Please include your contact information with the request.
By Order of the Board of Directors,

BridgeBio Pharma, Inc.

Neil Kumar
Chief Executive Officer
    , 2025

EXHIBIT A
BRIDGEBIO PHARMA, INC.
SECOND AMENDED AND RESTATED
2021 STOCK OPTION AND INCENTIVE PLAN
Section 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the BridgeBio Pharma, Inc. Second Amended and Restated 2021 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BridgeBio Pharma, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee; provided, however, that no such credits shall be received or paid in respect of any Stock Option or Stock Appreciation Right.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock

Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, Non-Employee Director or Consultant of the Company or any Affiliate. Unless as otherwise set forth in the Award Certificate, a Service Relationship shall be deemed to continue without interruption in the event a grantee’s status changes from full-time employee to part-time employee or a grantee’s status changes from employee to Consultant or Non-Employee Director or vice versa; provided, that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.
“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

Section 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a) Administration of Plan. The Plan shall be administered by the Administrator.
(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i) to select the individuals to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii) to determine the number of shares of Stock to be covered by any Award;
(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii) (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company including the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event the employment (or other Service Relationship) terminates.
(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f) Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
(g) Prohibition on Repricing. The exercise price per share for the Stock subject to a Stock Option or Stock Appreciation Right shall be determined by the Committee and set forth in the applicable Award Certificate, and shall not be less than the Fair Market Value on the applicable date of grant of the applicable Award. In no event may any Stock Option or Stock Appreciation Right granted under this Plan be amended, other than subject to adjustment pursuant to Section 3(c) and/or Section 3(d), as applicable, to decrease the exercise price thereof, be cancelled in exchange for cash or other Awards or in conjunction with the grant of any new Stock Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, under the applicable national exchange listing standards or for accounting purposes, as a “repricing” of such Stock Option or Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s stockholders.
Section 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 52,723,827 shares, subject to adjustment as provided in this Section 3. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 52,723,827 shares of Stock, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards under the Plan (which, for the avoidance of doubt, includes any predecessor plan thereto prior to any amendment and/or restatement) that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the aggregate value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director for services as a Non-Employee Director in any calendar year shall not exceed $600,000; provided, however, that in the first calendar year in which an individual becomes a Non-Employee Director, the aggregate value of all Awards awarded under this Plan and all other cash compensation paid by the Company to such Non-Employee Director for services as a Non-Employee Director shall not exceed $1,250,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB ASC Topic 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.
Section 4.	ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.
Section 5.	STOCK OPTIONS
(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.
(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. For the avoidance of doubt, Stock Options granted under this Plan may not provide for any dividends or Dividend Equivalent Rights thereon.
(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:
(i) in cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii) through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv) (iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the

Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
Section 6.	STOCK APPRECIATION RIGHTS
(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. For the avoidance of doubt, Stock Appreciation Rights granted under this Plan may not provide for any dividends or Dividend Equivalent Rights thereon.
Section 7.	RESTRICTED STOCK AWARDS
(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Any such grant or sale of Restricted Stock Awards shall require that any and all dividends, Dividend Equivalent Rights or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which shall be subject to the same restrictions as the underlying Award. For the avoidance of doubt, any such dividends, Dividend Equivalent Rights or other distributions on Restricted Stock shall be deferred until, and paid contingent upon, the vesting of such Restricted Shares. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may

otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
Section 8.	RESTRICTED STOCK UNITS
(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.
(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.
Section 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted

Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.
Section 10.	CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals, including continued employment (or other Service Relationship). The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.
Section 11.	DIVIDEND EQUIVALENT RIGHTS
(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. For the avoidance of doubt, as determined by the Administrator, dividends and Dividend Equivalent Rights may accrue with respect to Awards granted hereunder, but no dividends or Dividend Equivalent Rights shall be paid out or settled unless and until, and then only to the extent that, the applicable securities underlying an Award have been earned or vest.
(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.
Section 12.	TRANSFERABILITY OF AWARDS
(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.
(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew,

mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d) Designation of Beneficiary. To the extent permitted by the Company and valid under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate or legal heirs.
Section 13.	TAX WITHHOLDING
(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company or any applicable Affiliate, or make arrangements satisfactory to the Administrator regarding payment of, any U.S. and non-U.S. federal, state, or local taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company and its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b) Payment in Stock. The Administrator may cause any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants. The Administrator may also require any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.
Section 14.	SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.
Section 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)  a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
Section 16.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).
Section 17.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
Section 18.	GENERAL PROVISIONS
(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d) Other Incentive Arrangements; No Rights to Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional incentive arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.
(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
Section 19.	EFFECTIVE DATE OF PLAN
This Plan shall become effective on June 20, 2025, subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Awards may be made hereunder after June 25, 2029 and no grants of Incentive Stock Options may be made hereunder after June 21, 2029.
Section 20.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: JUNE 21, 2019
DATE APPROVED BY STOCKHOLDERS: JULY 1, 2019 (EFFECTIVE DATE OF STOCKHOLDER CONSENT EXECUTED AS OF JUNE 22, 2019)
DATE AMENDED BY THE BOARD OF DIRECTORS: APRIL 14, 2020
DATE AMENDMENT APPROVED BY STOCKHOLDERS: JUNE 2, 2020
DATE AMENDED BY THE BOARD OF DIRECTORS: OCTOBER 28, 2021
DATE AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS: DECEMBER 15, 2021
DATE AMENDED BY THE BOARD OF DIRECTORS: March 19, 2025
DATE SECOND AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS:      , 2025

EXHIBIT B
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
BRIDGEBIO PHARMA, INC.
BridgeBio Pharma, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
1. That the Board of Directors of the Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the existing Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on June 26, 2019 (the “Certificate of Incorporation”), and declaring said amendment to be advisable. This amendment amends the Certificate of Incorporation as follows:
The Certificate of Incorporation is hereby amended by adding the following Article X immediately following the text of the current Article IX of the Certificate of Incorporation:
“ARTICLE X
To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate, as amended, to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article XI, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).
Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”
2. That the requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.
***
B-1

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to Amended and Restated Certificate of Incorporation as of    , 2025.

BRIDGEBIO PHARMA, INC.

By:
Name: Neil Kumar
Title: Chief Executive Officer

B-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 19, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BBIO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 19, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 p.m. Eastern Time on June 19, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73856-P29585

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRIDGEBIO PHARMA, INC.

The Board of Directors recommends that you vote "FOR" all of the nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "For" Proposal 5:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Neil Kumar, Ph.D.
02) Charles Homcy, M.D.
03) Douglas A. Dachille
04) Ronald J. Daniels
05) Andrew W. Lo, Ph.D.

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V73857-P29585

BRIDGEBIO PHARMA, INC.
Annual Meeting of Stockholders
June 20, 2025 9:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Neil Kumar, Ph.D. and Thomas Trimarchi, Ph.D., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIDGEBIO PHARMA, INC. held of record by the undersigned on April 21, 2025 at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time on June 20, 2025, at www.virtualshareholdermeeting.com/BBIO2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted "FOR" all of the nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "FOR" Proposal 5.

Continued and to be signed on reverse side